                            PERFORMANCE FUNDS TRUST
                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                             THE MONEY MARKET FUND

     The Money Market Fund (the "Fund") is managed by Trustmark National Bank and is a separate investment fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company. This Prospectus relates only to the "Institutional Class" of the Fund's shares which only certain investors are qualified to purchase. The Fund also has a "Consumer Service Class" of shares. See, "Other Information -- Capitalization."

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information (the "SAI"), dated September 27, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Fund Expenses...........................................................................     3
Fee Table...............................................................................     3
Financial Highlights....................................................................     4
Prospectus Summary......................................................................     5
The Investment Policies and Practices of the Fund.......................................     6
Description of Securities and Investment Practices......................................     7
Investment Restrictions.................................................................     9
Management of the Fund..................................................................     9
Fund Share Valuation....................................................................    12
Purchase of Fund Shares.................................................................    12
Individual Retirement Accounts..........................................................    14
Exchange Privilege......................................................................    14
Redemption of Fund Shares...............................................................    15
Dividends, Distributions and Federal Income Tax.........................................    17
Other Information.......................................................................    18

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists the estimated costs and expenses that an investor in the Institutional Class may incur either directly or indirectly as a shareholder of the Fund based on expenses for the period ended May 31, 1996. Actual expenses in the future may be greater or less than those shown. Shareholders in the Consumer Service Class of the Fund may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund) to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified shareholders.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage price)...................     none
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering
  price)..........................................................................     none
Deferred Sales Load (as a percentage of redemption proceeds)......................     none
Redemption Fees...................................................................     none
Exchange Fees.....................................................................     none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (After Waiver)(3)........................................     0.10%
12b-1 Fees(1).....................................................................     none
Other Expenses(4).................................................................     0.14%
                                                                                      -----
Total Fund Operating Expenses (After Waiver)(3)...................................     0.24%
                                                                                      =====

(1) The Consumer Service Class of shares may be subject to Rule 12b-1 Plan distribution fees (annually equal to 0.35% of average net assets of the Fund) to which the Institutional Class is not subject.

(2) Shares of the Institutional Class of the Fund may be available through trust, investment management or other fiduciary accounts managed or administered by the Adviser, its affiliates or correspondents. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Reflects a voluntary reduction (which will remain in effect until further notice) in contractual fee. Had this reduction not been in effect, the investment advisory fee would have been 0.30% and Total Fund Operating Expenses would have been 0.44%.

(4) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Fund -- Service Organizations" on Page 11.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund might bear.

EXAMPLE:*

You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return and redemption at the end of each time period:

             1 year......................................................    $ 3
             3 years.....................................................    $ 8
             5 years.....................................................    $14
            10 years.....................................................    $32

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns. Actual return may be greater or less than the assumed amount.

                               FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through May 31, 1996. The financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data, appears in the Fund's 1996 Annual Report to Shareholders. This financial data should be read in conjunction with the related financial statements and notes thereto.

SELECTED PER SHARE DATA AND RATIOS

                                                                  MONEY MARKET FUND
                                             ------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                             ------------------------------------------------------------
                                             YEAR ENDED    YEAR ENDED   FOR THE PERIOD SEPTEMBER 30, 1993
                                              MAY 31,       MAY 31,       (COMMENCEMENT OF OPERATIONS)
                                                1996          1995            THROUGH MAY 31, 1994
                                             ----------    ----------   ---------------------------------
Net Asset Value, Beginning of Period......    $   1.00      $   1.00                $    1.00
                                             ----------    ----------             -----------
Income from Investment Operations:
  Net investment income...................        0.05          0.05                     0.02
                                             ----------    ----------             -----------
Less Distributions:
  Dividends from net investment income....       (0.05)        (0.05)                   (0.02)
                                             ----------    ----------             -----------
Net Asset Value, End of Period............    $   1.00      $   1.00                $    1.00
                                             ==========    ==========   ========================
Total Return..............................        5.60%         5.27%                    2.17%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
     thousands)...........................    $366,966      $324,942                $ 139,157
  Ratio of Expenses to Average Net
     Assets...............................        0.24%         0.23%                    0.15%*
  Effect of waivers/reimbursements on
     expense ratio........................        0.30%         0.36%                    0.53%*
  Ratio of Net Investment Income to
     Average Net Assets...................        5.42%         5.27%                    3.30%*

---------------
* Annualized

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     This Prospectus describes The Money Market Fund (the "Fund"), managed by Trustmark National Bank. The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. Money market instruments in which the Fund may invest include: U.S. Government securities, bank obligations, commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity, and/or of lesser quality which are subject to greater market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. For its services, the Adviser receives from the Fund fees at annual rates of the Fund's average daily net assets. Trustmark has been advising the Trust's Short Term Government Income Fund, Intermediate Term Government Income Fund and Equity Fund since June of 1992. Trustmark has also been managing trust monies for over 40 years. See "Fee Table" and "Management of the Fund" in this Prospectus.

     Furman Selz LLC ("Furman Selz") acts as Administrator to the Fund and provides certain management and administrative services to the Fund, for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Sponsor and Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Institutional Class of the Funds are offered at net asset value without a sales load. Shares of the Consumer Service Class of the Funds are also offered at net asset value but may be subject to 12b-1 fees to which the Institutional Class shares are not subject. See "Fund Share Valuation," and "Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": trusts, or investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement (except asset allocation or "wrap" accounts), Trustees of the Trust (and family members), Directors of Trustmark (and family members), employees of Trustmark (and family members), the Distributor, Administrator, and affiliates and correspondents and any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement, who make an initial investment of one million dollars or more or who, at the time of purchase have a balance of one million dollars or more in the Funds. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Institutional investors are required to purchase Fund shares through a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Fund reserves the right to redeem upon not less than 30 days' written notice all shares in a Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The investment objective of the Fund is to provide investors with a high level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity, and/or of lesser quality which are subject to greater market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     This Prospectus and the SAI contain specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objective and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund.

     The Adviser selects only those U.S. dollar-denominated debt instruments which meet the high quality and credit risk standards established by the Board of Trustees. The Fund will purchase commercial paper which, at the time of investment, is rated in the top category by at least two Nationally Recognized Statistical Rating Organizations, or, if not rated, are, in the opinion of the Adviser and the Board of Trustees, of an investment quality comparable to rated commercial paper in which the Fund may invest. Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest, have 397 days or less to maturity and are rated AA or better by Standard & Poor Corporation ("S&P") or Aa or better by Moody's Investors Service ("Moody's"). The Fund will invest no more than 5% of its total assets in debt securities which are rated below the top rating category or if unrated are of comparable investment quality as determined by the Adviser and the Board of Trustees.

     The following describes in greater detail different types of securities and investment practices used by the Fund.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes standards of creditworthiness for issuers of such investments.

     Corporate Debt Securities. The Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Trustees and the Fund's Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Investment Policies and Practices of the Fund."

     Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees present minimal credit risks. While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement will, as a fundamental policy, always be seven days or less. See

"Investment Restrictions." In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities. To increase current income, the Fund may lend its portfolio securities in an amount up to 5% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund will only purchase demand instruments which provide that the Fund may receive the principal amount of the note upon not more than seven days' notice. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 10% of the Fund's net assets.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Board of Trustees will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     Illiquid Investments. It is the policy of the Fund that restricted securities and other illiquid securities (including variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.

     Notwithstanding the above, the Fund may purchase securities which are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                            INVESTMENT RESTRICTIONS

     (1) The Fund may not borrow money or pledge or mortgage its assets, except from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by the Fund while any such borrowings exist).

     (2) The Fund may not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities.

     (3) In addition, the Fund is a diversified fund. As such, it will not invest more than 5% of its total assets in the securities of any single issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. Also, the Fund will invest less than 25% of its total assets in the securities of any one industry but may invest more than 25% of its total assets in instruments issued by domestic banks. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

     The foregoing investment restrictions and those described in the SAI are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting".

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been advising the Trust's Short Term Government Income Fund, Intermediate Term Government Income Fund and Equity Fund since June 1992. Trustmark has also been managing trust monies for over 40 years. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC, the Federal Reserve Board or any other agency.

     For the advisory services it provides to the Funds, Trustmark is entitled to receive monthly fees, based on average daily net assets, up to 0.30% annually for the Fund.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Fund. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the service performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz receives from the Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Class shareholders are required to purchase shares through a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     OTHER EXPENSES. The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of such Fund which are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class which bears such expense.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Fund.

                              FUND SHARE VALUATION

     The net asset value per share of the Fund is calculated at 12 noon (Eastern time) Monday through Friday, on each day the New York Stock Exchange is open for trading a "Business Day", which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of each share class of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of each share class of the Fund's outstanding shares. All expenses, including fees paid to the Adviser, Furman Selz and class specific, are accrued daily and taken into account for the purpose of determining the net asset value.

     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that a net asset value of $1.00 per share can be maintained. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                            PURCHASE OF FUND SHARES

     Orders for purchases of shares of the Fund will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase. The Fund does not accept third party checks.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to Furman Selz prior to the close of its business day (which is currently 12:00 noon., eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact the Fund. The Fund will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                            Investors Fiduciary Trust Company
                            Kansas City, Missouri 64105
                            ABA #1010-0362-1
                            Account #751-2996
                            Further Credit to: The Performance Money Market Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposit. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit Program may make periodic investments of at least $20 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250.00. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition, there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call the Fund toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized but such gains are not expected to occur since the Fund seeks to maintain a stable net asset value of $1.00 per share. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" below for a discussion of telephone transactions generally.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares because the Fund seeks to maintain a constant net asset value per share of $1.00.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact the Fund and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. Such broker or investment adviser may charge you a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing it to send a wire transmission to your personal bank. Proceeds of wire redemption for the Fund generally will be transferred to the designated account on the day the request is received provided that it is received by 12:00 Noon (Eastern time).

     Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($100 minimum, no maximum) feature is available. Checks are free and may be obtained from the Fund. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above mentioned services "Telephone," "Wire" and "Check Writing" are not available for IRAs and trust clients of Trustmark.

     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced as a result of shareholder redemption of the account to $500 ($250 for IRA) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for an IRA), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund has qualified and intends to continue to qualify annually to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare distributions of such income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or receive such distributions in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     The dividends paid by the Fund are not expected to qualify for the dividend-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separately managed portfolios or series. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     This Prospectus relates to the Institutional Class of the Fund's shares. The Fund also offers Consumer Service Class shares which are offered to public investors at the net asset value. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Institutional Class shares and Consumer Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees when elections are required by law and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect only the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other Information -- Voting Rights" in the SAI.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the income received by a hypothetical investment (less a pro rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends. Quotations of yield and effective yield reflect only the Fund's performance during the particular seven-day period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Performance information for the Fund may be compared to various appropriate unmanaged indices, indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Furman Selz acts as the Trust's transfer agent. The Trust compensates Furman Selz, the Trust's administrator, for providing personnel and facilities to perform shareholder servicing and transfer agency related services for the Trust at a rate of $15 per account per year plus certain out-of-pocket expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust, c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676).

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

SPONSOR AND DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

PFMMIC0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE MONEY MARKET FUND

   INSTITUTIONAL CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                Performance Funds'
                Investment Adviser

                            PERFORMANCE FUNDS TRUST
                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                             THE MONEY MARKET FUND

     The Money Market Fund (the "Fund") is managed by Trustmark National Bank and is a separate investment fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company with multiple investment portfolios, including the Fund. This Prospectus relates only to the "Consumer Service Class" of the Fund's shares. Certain investors may qualify to invest in the Fund's "Institutional Class," which is not offered hereby. See, "Other Information -- Capitalization." The Fund pays certain expenses related to the distribution of its shares, calculated at an annual rate and based on a percentage of the average daily net assets.

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information (the "SAI"), dated September 27, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Fund Expenses...........................................................................     3
Fee Table...............................................................................     3
Financial Highlights....................................................................     4
Prospectus Summary......................................................................     4
The Investment Policies and Practices of the Fund.......................................     5
Description of Securities and Investment Practices......................................     6
Investment Restrictions.................................................................     8
Management of the Fund..................................................................     9
Fund Share Valuation....................................................................    12
Purchase of Fund Shares.................................................................    12
Individual Retirement Accounts..........................................................    13
Exchange Privileges.....................................................................    14
Redemption of Fund Shares...............................................................    14
Dividends, Distributions and Federal Income Tax.........................................    16
Other Information.......................................................................    18

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists estimated costs and expenses that an investor in the Consumer Service Class may incur either directly or indirectly as a shareholder of the Fund based on expenses for the fiscal year ended May 31, 1996. Actual expenses in the future may be greater or less than those shown. Shareholders in the Consumer Service Class of the Fund may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund), to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).....      none
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering
  price)........................................................................      none
Deferred Sales Load (as a percentage of redemption proceeds)....................      none
Redemption Fees.................................................................      none
Exchange Fees...................................................................      none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (after waiver)(3)......................................      0.10%
12b-1 Fees(1)...................................................................      0.25%
Other Expenses(4)...............................................................      0.15%
                                                                                    ------
Total Fund Operating Expenses (after waiver)(3).................................      0.50%
                                                                                    ======

(1) The Consumer Service Class of shares may be subject to certain Rule 12b-1 Plan distribution fees (annually equal to 0.35% of average net assets of each Fund) to which the Institutional Class is not subject.

(2) Shares of the Consumer Service Class of the Fund may be available through banks or other financial institutions which have entered into a dealer agreement with PFD. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Reflects a voluntary reduction (which will remain in effect until further notice) in contractual fee. Had this reduction and 12b-1 waivers not been in effect, the investment advisory fee would have been 0.30% and Total Fund Operating Expenses would have been 0.80%.

(4) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Fund -- Service Organizations" herein.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund might bear.

EXAMPLE:*

You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return and redemption at the end of each time period:

            1 year........................................................      $5
            3 years.......................................................     $16
            5 years.......................................................     $27
            10 years......................................................     $62

* This example should not be considered a representation of actual expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of future annual returns. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through May 31, 1996. The Financial Highlights for the periods ended May 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data, appears in the Fund's 1995 Annual Report to Shareholders. This financial data should be read in conjunction with the related financial statements and notes thereto.

SELECTED PER SHARE DATA AND RATIOS

                                                                    MONEY MARKET FUND
                                                     -----------------------------------------------
                                                                 CONSUMER SERVICE CLASS
                                                     -----------------------------------------------
                                                                                FOR THE PERIOD
                                                      YEAR        YEAR        SEPTEMBER 30, 1993
                                                      ENDED      ENDED         (COMMENCEMENT OF
                                                       MAY        MAY            OPERATIONS)
                                                       31,        31,          THROUGH MAY 31,
                                                      1996        1995               1994
                                                     -------     ------   --------------------------
Net Asset Value, Beginning of Period...............  $  1.00     $ 1.00             $ 1.00
                                                     -------     ------            -------

Income from Investment Operations:
  Net investment income............................     0.05       0.05               0.02

                                                     -------     ------            -------
Less Distributions:
  Dividends from net investment income.............    (0.05)     (0.05)             (0.02)
                                                     -------     ------            -------
Net Asset Value, End of Period.....................  $  1.00     $ 1.00             $ 1.00
                                                     =======     ======   =====================
Total Return.......................................     5.33%      5.02%              2.03%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).........  $25,216     $3,564             $  797
  Ratio of Expenses to Average Net Assets..........     0.49%      0.48%              0.40%*
  Effect of waivers/reimbursements on expense
     ratio.........................................     0.30%      0.36%              0.53%*
  Ratio of Net Investment Income to Average Net
     Assets........................................     5.17%      5.02%              3.05%*

---------------
* Annualized

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     This Prospectus describes The Money Market Fund (the "Fund"), managed by Trustmark National Bank. The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. Money market instruments in which the Fund may invest include: U.S. Government securities, bank obligations, commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity, and/or of lesser quality which are more subject to greater market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. For its services, the Adviser receives from the Fund fees at annual rates of the Fund's average daily net assets. Trustmark has been advising the Trust's Short Term Government Income Fund, Intermediate Term Government Income Fund and Equity Fund since June of 1992. Trustmark has also been managing trust monies for over 40 years. See "Fee Table" and "Management of the Fund" in this Prospectus.

     Furman Selz LLC ("Furman Selz") acts as Administrator to the Fund and provides certain management and administrative services to the Fund, for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Sponsor and Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Consumer Service Class and the Institutional Class of the Fund are offered at net asset value without a sales load. However, Consumer Service Class Shares may be subject to certain Rule 12b-1 distribution fees to which the Institutional Class is not subject. Only certain investors are eligible to invest in the "Institutional Class" of the Fund's shares. See "Purchase of Fund Shares" and "Other Information -- Capitalization." Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Purchases may only be made in cash with a minimum initial investment for any Fund of $1,000 which may be waived for certain accounts. Subsequent investments must be at least $100.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Investors are not required to purchase Fund shares through or maintain an account with a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Fund reserves the right to redeem upon not less than 30 days' notice all shares in a Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity, and/or of lesser quality which are subject to greater market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     This Prospectus and the SAI contain specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund.

     The Adviser selects only those U.S. dollar-denominated debt instruments which meet the high quality and credit risk standards established by the Board of Trustees. The Fund will purchase commercial paper which, at the time of investment, is rated in the top category by at least two Nationally Recognized Statistical Rating Organizations, or, if not rated, are, in the opinion of the Adviser and the Board of Trustees, of an investment quality comparable to rated commercial paper in which the Fund may invest. Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest have 397 days or less to maturity and are rated AA or better by Standard & Poors Corporation ("S&P") or Aa or better by Moody's Investors Service ("Moody's"). The Fund will invest no more than 5% of its total assets in debt securities which are rated below the top rating category or if unrated are of comparable investment quality as determined by the Adviser and the Board of Trustees.

     The following describes in greater detail different types of securities and investment practices used by the Fund.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such investments.

     Corporate Debt Securities. The Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Trustees and the Fund's Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Investment Policies and Practices of the Fund."

     Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees, present minimal credit risks. While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement will, as a fundamental policy, always be seven days or less. See "Investment Restrictions." In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities. To increase current income, the Fund may lend its portfolio securities in an amount up to 5% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund will only purchase demand instruments which provide that the Fund may receive the principal amount of the note upon not more than seven days' notice. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 10% of the Fund's net assets.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Board of Trustees will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     Illiquid Investments. It is the policy of the Fund that restricted securities and other illiquid securities (including variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.

     Notwithstanding the above, the Fund may purchase securities which are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                            INVESTMENT RESTRICTIONS

     (1) The Fund may not borrow money or pledge or mortgage its assets, except from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

     (2) The Fund may not make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities.

     (3) In addition, the Fund is a diversified fund. As such, it will not invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any single issuer. Also, the Fund will invest less than 25% of its total assets in the securities of any one industry but may invest more than 25% of its total assets in instruments issued by domestic banks. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

     The foregoing investment restrictions and those described in the SAI are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "Other Information -- Voting."

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been advising the Trust's Short Term Government Income Fund, Intermediate Term Government Income Fund and Equity Fund since June 1992. Trustmark has been managing trust monies for over 40 years. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC, the Federal Reserve Board or any other agency.

     For the advisory services it provides to the Funds, Trustmark is entitled to receive monthly fees up to 0.30% of the average daily net assets of the Fund.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Administrator of the Fund. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Under the Distribution Plan (the "Plan") adopted by the Trust, the Fund may pay directly or reimburse PFD monthly (subject to a limit of 0.35% per annum of the Fund's average daily net assets, for costs and expenses of PFD in connection with the distribution of Fund shares. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of PFD, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or other institution receiving such fees,
(iv) costs of printing prospectuses and other materials to be given or sent to prospective investors and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by PFD in any given year in excess of the maximum amount payable under the Plan for the Fund in that year.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the service performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. Furman Selz is entitled to receive monthly fees up to 0.15% of average daily net assets of the Fund.

     Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to the Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net assets values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services. BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are being amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each such Fund, and are in turn allocated to each Share Class based on net assets of each share class. Class specific expenses directly attributable to a specific share class are charged to such class.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Fund.

                              FUND SHARE VALUATION

     The net asset value per share of the Fund is calculated at 12 noon (Eastern time) Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which includes the following business holidays: New Years' Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of each share class of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of each share class of the Fund's outstanding shares. All expenses, including fees paid to the Adviser, Furman Selz and class specific, are accrued daily and taken into account for the purpose of determining the net asset value.

     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that a net asset value of $1.00 per share can be maintained. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                            PURCHASE OF FUND SHARES

     Orders for purchases of shares of the Fund will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase. The Fund does not accept third party checks.

     Minimum Purchase Requirements. The minimum initial investment in the Fund is $1,000, except that the minimum is $250 for an IRA for which Trustmark serves as trustee. Subsequent investments must be at least $100, or $50 for an IRA. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 12 Noon Eastern time), will become effective that day. Orders for the Fund received prior to 12 Noon, Eastern time, will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact the Fund. The Fund will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                       Investors Fiduciary Trust Company
                             Kansas City, Missouri 64105
                             ABA #1010-0362-1
                             Account #751-2996
                             Further Credit to: The Performance Money Market
Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250.

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition, there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call the Fund toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized but such gains are not expected to occur since the Fund seeks to maintain a stable net asset value of $1.00 per share. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" below for a discussion of telephone transactions generally.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares because the Fund seeks to maintain a net constant asset value per share of $1.00.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact the Fund and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. Such broker or investment adviser may charge you a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing it to send a wire transmission to your personal bank. Proceeds of wire redemption for the Fund generally will be transferred to the designated account on the day the request is received provided that it is received by 12:00 Noon (Eastern time).

     Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($100 minimum, no maximum) feature is available with respect to the Fund. Checks are free and may be obtained from the Fund. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above mentioned services "Telephone", "Wire" and "Check Writing" are not available for IRAs and trust clients of Trustmark.

     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced as a result of shareholder redemption of the account to $500 ($250 for an IRA) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for an IRA), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare dividends of such income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, dividend, will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                               OTHER INFORMATION
CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and currently consists of multiple separately managed portfolios or series. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     This Prospectus relates to the Consumer Service Class of the Fund's shares. The Fund also offers Institutional Class shares which are offered only to employees (and family members) of Trustmark, the Distributor, Administrator and affiliates and correspondents, Trustees of the Trust (and family members), Directors of Trustmark (and family members) and certain institutional investors, at net asset value without a sales load, which make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Fund or which is a purchaser through (or with proceeds of a distribution from) a trust, investment management or other fiduciary account managed or administered by the Adviser, its correspondents or affiliates pursuant to a written contract (except for asset allocation or "wrap" accounts). Institutional Class shares and Consumer Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees when elections are required by law and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect only the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other Information -- Voting Rights" in the SAI.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund is mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends. Quotations of yield and effective yield reflect only the Fund's performance during the particular seven-day period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Performance information for the Fund may be compared to various unmanaged indices, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Furman Selz acts as the Trust's transfer agent. The Trust compensates Furman Selz, the Trust's administrator, for providing personnel and facilities to perform shareholder servicing and transfer agency related services for the Trust at a rate of $15 per account per year plus certain out-of-pocket expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust, c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676)

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

SPONSOR AND DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

PMMMCC 0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE MONEY MARKET FUND

   CONSUMER SERVICE CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                   Performance Funds'
                   Investment Adviser

                            PERFORMANCE FUNDS TRUST
                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                             800-PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     This Prospectus describes three investment funds (the "Funds") managed by Trustmark National Bank. The Funds are:
                     THE SHORT TERM GOVERNMENT INCOME FUND
                  THE INTERMEDIATE TERM GOVERNMENT INCOME FUND
                                THE EQUITY FUND

     The Funds are separate investment funds of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company with distinct investment objectives and policies. This Prospectus relates only to the "Institutional Class" of each Fund's shares which only certain investors are qualified to purchase. Each Fund also has a "Consumer Service Class" of shares. See, "Other Information -- Capitalization." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund.

     INVESTMENTS IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT. SHARES OF THE FUNDS ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     A Statement of Additional Information, dated September 27, 1996 (the "SAI") containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information number printed above.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.
                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Fund Expenses...........................................................................     3
Fee Table...............................................................................     3
Financial Highlights....................................................................     5
Prospectus Summary......................................................................    10
The Investment Policies and Practices of the Funds......................................    12
Description of Securities and Investment Practices......................................    13
Investment Restrictions.................................................................    20
Management of the Funds.................................................................    20
Fund Share Valuation....................................................................    23
Purchase of Fund Shares.................................................................    24
Individual Retirement Accounts..........................................................    25
Exchange Privileges.....................................................................    25
Redemption of Fund Shares...............................................................    26
Dividends, Distributions and Federal Income Tax.........................................    27
Other Information.......................................................................    29
Appendix................................................................................   A-1

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists estimated costs and expenses that an investor in the Institutional Class may incur either directly or indirectly as a shareholder of a Fund. The information is based on expenses incurred during the fiscal year ended May 31, 1996; actual expenses in the future may be greater or less than those shown. Shareholders in the Consumer Service Class of a Fund may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of a Fund) to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified shareholders.

                                   FEE TABLE

                                                      THE                  THE
                                                  SHORT TERM           INTERMEDIATE
                                                     FUND                  FUND           THE EQUITY FUND
                                               -----------------     ----------------     ---------------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases....           none                 none                 none
Maximum Sales Load Imposed on Reinvested
  Dividends................................           none                 none                 none
Deferred Sales Load........................           none                 none                 none
Redemption Fees............................           none                 none                 none
Exchange Fees..............................           none                 none                 none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (after
  waiver)(3)...............................           0.40%                0.45%                0.50%
12b-1 Fees.................................           none                 none                 none
Other Expenses(4)..........................           0.31%                0.37%                0.31%
                                                    ------               ------               ------
Total Fund Operating Expenses (after
  waiver)(3)...............................           0.71%                0.82%                0.81%
                                               ==============        ============         ============

(1) The Consumer Service Class of shares may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of average net assets of each Fund) to which the Institutional Class is not subject.

(2) Shares of the Institutional Class of each Fund may be available through trust, investment management or other fiduciary accounts managed or administered by the Adviser or its correspondents or affiliates. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Reflects a voluntary reduction for the Intermediate Fund and the Equity Fund (which will remain in effect until further notice) in contractual fee. Had this reduction not been in effect, investment advisory fees would have been:
    0.50% for the Intermediate Fund and 0.60% for the Equity Fund and Total Fund Operating Expenses would have been 0.87% and 0.91%, respectively.

(4) Certain Service Organizations may receive additional fees from a Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Fund -- Service Organizations" on Page 21.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Funds will bear.

EXAMPLE:*

     You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return and redemption at the end of each time period:

                                                                        THE
                                            THE SHORT TERM       INTERMEDIATE TERM            THE
               PORTFOLIO                         FUND                  FUND               EQUITY FUND
---------------------------------------    -----------------     -----------------     -----------------
1 year.................................           $ 7                  $   8                 $   8
3 years................................           $23                  $  26                 $  26
5 years................................           $40                  $  45                 $  45
10 years...............................           $88                  $ 102                 $ 102

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Funds since commencement of operations through May 31, 1996. The financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data, appears in the Funds' 1996 Annual Report to Shareholders. This financial data should be read in conjunction with the related financial statements and notes thereto.

SELECTED PER SHARE DATA AND RATIOS

                                   SHORT TERM GOVERNMENT INCOME FUND           INTERMEDIATE TERM GOVERNMENT INCOME FUND
                              --------------------------------------------    -------------------------------------------
                                          INSTITUTIONAL CLASS                             INSTITUTIONAL CLASS
                              --------------------------------------------    -------------------------------------------
                                YEAR        YEAR        YEAR        YEAR       YEAR        YEAR        YEAR        YEAR
                               ENDED       ENDED       ENDED       ENDED       ENDED      ENDED       ENDED       ENDED
                              MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,    MAY 31,     MAY 31,     MAY 31,
                                1996        1995        1994       1993**      1996        1995        1994       1993**
                              --------    --------    --------    --------    -------    --------    --------    --------
Net Asset Value, Beginning of
  Period..................... $   9.84    $   9.77    $  10.10    $  10.00    $ 10.11    $   9.87    $  10.56    $  10.00
                              --------    --------    --------    --------    -------    --------    --------    --------
Income from Investment
  Operations:
  Net investment income......     0.54        0.53        0.40        0.44       0.56        0.62        0.58        0.62
  Net gain (loss) on
    securities (both realized
    and unrealized)..........    (0.09)       0.07       (0.25)       0.22      (0.29)       0.25       (0.52)       0.61
                              --------    --------    --------    --------    -------    --------    --------    --------
  Total from Investment
    Operations...............     0.45        0.60        0.15        0.66       0.27        0.87        0.06        1.23
                              --------    --------    --------    --------    -------    --------    --------    --------
Less Distributions:
  Dividends from net
    investment income........    (0.54)      (0.53)      (0.40)      (0.44)     (0.56)      (0.62)      (0.58)      (0.62)
  Distributions from capital
    gains....................       --          --       (0.05)      (0.12)        --          --       (0.11)      (0.05)
  Distributions in excess of
    net realized gains.......       --          --       (0.03)         --         --       (0.01)      (0.06)         --
                              --------    --------    --------    --------    -------    --------    --------    --------
  Total Distributions........    (0.54)      (0.53)      (0.48)      (0.56)     (0.56)      (0.63)      (0.75)      (0.67)
                              --------    --------    --------    --------    -------    --------    --------    --------
Net Asset Value, End of
  Period..................... $   9.75    $   9.84    $   9.77    $  10.10    $  9.82    $  10.11    $   9.87    $  10.56
                              =========   =========   =========   =========   ========   =========   =========   =========
Total Return (not reflecting
  sales load)................     4.65%       6.37%       1.49%       6.74%      2.66%       9.31%       0.34%      12.66%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)........... $106,617    $104,730    $111,657    $138,822    $77,677    $108,052    $158,420    $150,115
  Ratio of Expenses to
    Average Net Assets.......     0.71%       0.74%       0.69%       0.67%      0.81%       0.71%       0.65%       0.67%
  Effect of
    waivers/reimburse-
    ments on expense ratio...     0.01%       0.03%       0.05%       0.05%      0.05%       0.11%       0.15%       0.15%
  Ratio of Net Investment
    Income to Average Net
    Assets...................     5.48%       5.43%       4.00%       4.32%      5.55%       6.44%       5.50%       6.00%
  Portfolio Turnover Rate....      120%     267.65%     213.43%     216.52%       183%     339.95%     102.46%      54.43%

---------------

 * Annualized
** Fund commenced operations on June 1, 1992.

                                                                        EQUITY FUND
                                                         ------------------------------------------
                                                                    INSTITUTIONAL CLASS
                                                         ------------------------------------------
                                                           YEAR        YEAR       YEAR       YEAR
                                                          ENDED       ENDED       ENDED      ENDED
                                                         MAY 31,     MAY 31,     MAY 31,    MAY 31,
                                                           1996        1995       1994      1993**
                                                         --------    --------    -------    -------
Net Asset Value, Beginning of Period..................   $  12.51    $  11.33    $ 11.21    $ 10.00
                                                         --------    --------    -------    -------
Income from Investment Operations:
  Net Investment Income...............................       0.23        0.25       0.23       0.22
  Net gain on securities (both realized and
     unrealized)......................................       3.29        1.42       0.12       1.21
                                                         --------    --------    -------    -------
  Total from Investment Operations....................       3.52        1.67       0.35       1.43
                                                         --------    --------    -------    -------

Less Distributions:
  Dividends from net investment income................      (0.23)      (0.24)     (0.23)     (0.22)
  Distributions from capital gains....................      (0.51)      (0.25)        --         --
                                                         --------    --------    -------    -------
  Total Distributions.................................      (0.74)      (0.49)     (0.23)     (0.22)

                                                         --------    --------    -------    -------
Net Asset Value, End of Period........................   $  15.29    $  12.51    $ 11.33    $ 11.21
                                                         ========    ========    =======    =======
Total Return (not reflecting sales load)..............      28.73%      15.35%      3.10%     14.48%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)............   $140,144    $100,110    $93,983    $87,755
  Ratio of Expenses to Average Net Assets.............       0.81%       0.79%      0.83%      0.83%
  Effect of waivers/reimbursements on expense ratio...       0.10%       0.13%      0.15%      0.20%
  Ratio of Net Investment Income to Average Net
     Assets...........................................       1.65%       2.15%      1.99%      2.20%
  Portfolio Turnover Rate.............................       6.00%      58.08%     27.11%      2.61%
  Average Commission Rate(a)..........................   $ 0.1067          --         --         --

---------------

** Fund commenced operations on June 1, 1992.

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

INDEX COMPARISON

     The information set forth below compares the investment performance of a hypothetical investment of $10,000 in each Fund's Institutional Class of shares to an industry index since the commencement of each Fund's operations.

                                SHORT TERM FUND

     The investment performance of the Institutional Class of the Short Term Fund is compared to the performance of the Shearson Lehman 1-3 Year Government Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and for the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption       Shearson
      Measurement Period             Value       Lehman 1-3 Yr
    (Fiscal Year Covered)          ($10,000          Govt
Aug. 31,                                 10322           10300
Nov. 30,                                 10326           10322
Feb. 28,                                 10605           10508
May 31,                                  10674           10682
Aug. 31,                                 10847           10874
Nov. 30,                                 10898           10835
Feb. 28,                                 10921           10980
May 31,                                  10832           10896
Aug. 31,                                 10971           10059
Nov. 30,                                 10923           11014
Feb. 28,                                 11186           11338
May 31,                                  11522           11513
Aug. 31,                                 11690           11708
Nov. 30,                                 11912           12198
Feb. 28,                                 12046           12191
May 10,                                  12057           11965
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception   10,322   10,326    10,605    10,674    10,847    10,898    10,921    10,832    10,971    10,923    11,186
------------------------------------------------------------------------------------------------------------------------
 Shearson Lehman
 1-3 Yr Govt      10,300    10,322    10,508    10,682    10,874    10,835    10,980    10,896    10,059    11,014    11,338

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    11,522    11,690    11,912    12,046    12,057
----------------
 Shearson Lehman
 1-3 Yr Govt        11,513    11,708    12,198    12,191    11,965

--------------------------------------------------------------------------------

                               INTERMEDIATE FUND

     The investment performance of the Institutional Class of the Intermediate Fund is compared to the performance of the Shearson Lehman Government/Corporate Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption       Shearson
      Measurement Period             Value          Lehman
    (Fiscal Year Covered)          ($10,000       Gov't/Corp
Aug. 31,                                 10543           10489
Nov. 30,                                 10466           10470
Feb. 28,                                 11146           11109
May 31,                                  11258           11226
Aug. 31,                                 11794           11821
Nov. 30,                                 11736           11776
Feb. 28,                                 11676           11744
May 31,                                  11268           11340
Aug. 31,                                 11422           11544
Nov. 30,                                 11147           11336
Feb. 28,                                 11637           11900
May 31,                                  12286           12655
Aug. 31,                                 12419           12663
Nov. 30,                                 12906           12449
Feb. 29,                                 12868           12659
May 31,                                  12582           13189
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception   10,543   10,466    11,146    11,258    11,794    11,736    11,676    11,268    11,422    11,147    11,637
------------------------------------------------------------------------------------------------------------------------
 Shearson Lehman
 Gov't/Corp       10,489    10,470    11,109    11,226    11,821    11,776    11,744    11,340    11,544    11,336    11,900

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    12,286    12,419    12,906    12,868    12,582
----------------
 Shearson Lehman
 Gov't/Corp         12,655    12,663    12,449    12,659    13,189

--------------------------------------------------------------------------------

                                  EQUITY FUND

     The investment performance of the Institutional Class of the Equity Fund is compared to the performance of the Standard & Poor's 500 Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption
      Measurement Period             Value
    (Fiscal Year Covered)          ($10,000         S&P 500
Aug. 31,                                  9979           10046
Nov. 30,                                 10695           10546
Feb. 28,                                 10997           10910
May 31,                                  11448           11154
Aug. 31,                                 12014           11564
Nov. 30,                                 12061           11601
Feb. 28,                                 12156           11811
May 31,                                  11803           11629
Aug. 31,                                 12293           12196
Nov. 30,                                 11635           11722
Feb. 28,                                 12535           12679
May 31,                                  13615           13973
Aug. 31,                                 14329           14817
Nov. 30,                                 15665           16059
Feb. 29,                                 16793           17082
May 31,                                  17521           17942
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception   9,979    10,695    10,997    11,448    12,014    12,061    12,156    11,803    12,293    11,635    12,535
------------------------------------------------------------------------------------------------------------------------
 S&P 500          10,046    10,546    10,910    11,154    11,564    11,601    11,811    11,629    12,196    11,722    12,679

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    13,615    14,329    15,665    16,793    17,521
----------------
 S&P 500            13,973    14,817    16,059    17,082    17,942

--------------------------------------------------------------------------------

     Without fee waiver, performance would have been lower. Past performance does not predict future results.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     The Short Term Government Income Fund (the "Short Term Fund"), the Intermediate Term Government Income Fund (the "Intermediate Fund") and the Equity Fund (the "Equity Fund") are three separate investment funds (the "Funds") managed by Trustmark National Bank.

THE GOVERNMENT INCOME FUNDS:

     THE SHORT TERM FUND. The investment objective of the Short Term Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. Under normal conditions, the Short Term Fund pursues this objective by investing primarily (at least 65% of total assets) in short term government income securities which results in a dollar weighted average portfolio maturity of less than three years. The maximum maturity for any individual security held by the Short Term Fund is approximately five years. Securities purchased by the Short Term Fund will consist of U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper rated in the two highest rating categories, investment grade corporate debt securities, investment grade mortgage- and asset-backed securities and other instruments which the Adviser believes are of comparable quality to those above. The Short Term Fund is intended for investors who seek higher returns than are generally available from money market instruments, with low risk of significant per share price volatility. Money market funds, however, generally enjoy more stability of principal and invest in portfolio securities which are of higher quality.

     THE INTERMEDIATE FUND. The investment objective of the Intermediate Fund is to provide investors with a high level of current income. Total return, within given quality parameters, is a secondary consideration of the Intermediate Fund. Under normal conditions, the Intermediate Fund pursues these objectives by investing primarily (at least 65% of total assets) in intermediate term government income securities. The Intermediate Fund may also invest in the same types of securities as the Short Term Fund, except that there are no restrictions on the maturity of any individual assets of the Intermediate Fund. The Intermediate Fund will normally have a dollar weighted average portfolio maturity of 3-10 years.

     By investing in longer-term maturities than the Short Term Fund, the Intermediate Fund attempts to achieve higher returns but with greater risk of volatility in principal value.

THE EQUITY FUND

     The investment objective of the Equity Fund is to provide investors with long-term capital appreciation. The Equity Fund pursues this objective by investing primarily (at least 65% of total assets) in common stocks of U.S. companies. The Equity Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $250 million. Income generation is a secondary consideration for the Equity Fund. However, the Equity Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's opinion, have a favorable influence on the market value of the securities. The price of an issuer's common stock can be significantly affected by market fluctuations and other short term factors, including the stability of the dividend level. Dividend paying stocks are generally less volatile than securities which pay a low level of dividend income and will generally not appreciate as much during rising markets or decline as much during adverse market periods as non-dividend paying stocks.

RISK FACTORS

     There is no assurance that a Fund will achieve its investment objective. Each Fund's net asset value fluctuates, reflecting fluctuations in the market value of its portfolio securities. Investors in the Short Term

Fund and the Intermediate Fund are exposed to three types of risk from fixed income securities. (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. (2) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund. (3) Prepayment risk (for mortgage-backed securities) or call risk (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

     Because the Equity Fund invests primarily in common stocks, it is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     Small company stocks in which the Equity Fund may invest have historically been more volatile in price than the stock market as a whole. Among the likely reasons for the greater price volatility of small company stocks are the less certain growth prospects of smaller firms, a low degree of liquidity in the markets for small company stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small company stocks have at times fluctuated in value independently of the broad stock market.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Investment Policies and Practices of the Funds" in this Prospectus. See also the SAI.

MANAGEMENT OF THE FUNDS

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Funds. Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. See "Fee Table" and "Management of the Funds" in this Prospectus.

     Furman Selz LLC ("Furman Selz") acts as Sponsor and Administrator to the Funds and provides certain management and administrative services to the Funds, for which each Fund pays a fee at an annual rate based upon each Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Institutional Class of the Funds are offered at net asset value without a sales load. Shares of the Consumer Service Class of the Funds are also offered at net asset value but may be subject to Rule 12b-1 fees to which the Institutional class shares are not subject. See "Fund Share Valuation," "Pricing of Fund Shares" and "Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (i) trusts, or investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement (except asset allocation or "wrap" accounts), (ii) employees of Trustmark (and family members), the Distributor, Administrator, and affiliates and correspondents,(iii) or Trustees of the Trust (and family members) or Directors of Trustmark (and family members), (iv) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Trustmark or its affiliates or correspondents, pursuant to a written agreement and (v) persons who make an initial investment of one million dollars or more or who, at the time of purchase have a balance of one million dollars or more in the Funds. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

SERVICE ORGANIZATIONS

     Each Fund may pay fees to various banks, including Trustmark, trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Funds, such as maintaining shareholder accounts and records. Institutional investors are not required to purchase Fund shares through a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Funds reserve the right to redeem upon not less than 30 days' written notice all shares in a Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional Fund shares unless cash payment is requested.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund has its own investment objectives and follows its own investment policies and practices, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Those restrictions and the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the applicable Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     The Adviser selects investments and makes investment decisions based on the investment objectives and policies of each Fund.

     The Government Income Funds. When selecting debt securities for the Short Term Fund and the Intermediate Fund (collectively, the "Government Income Funds"), the Adviser seeks to select those instruments that appear best calculated to achieve each Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Government Income Funds may purchase commercial paper rated A-2 or better by Standard & Poor Corporation ("S&P") or Prime-2 or better by Moody's Investors Service ("Moody's"), investment grade corporate debt securities rated BBB or better by S&P or Baa or better by Moody's, investment grade mortgage and asset-backed securities and other debt instruments which are of comparable quality in the Adviser's opinion pursuant to guidelines adopted by the Board of Trustees. See the Appendix for a description of bond ratings. The remaining net assets may be invested in bank obligations, commercial paper, corporate debt securities, mortgage-related securities and other asset-backed securities. The Government Income Funds will generally not pay brokerage commissions when purchasing portfolio securities but will incur certain transaction costs. The portfolio turnover rate is not expected to exceed 250% for the Short Term Fund and 150% for the Intermediate Fund.

     The Equity Fund. In selecting equity investments (which include common stocks of U.S. companies and American Depository Receipts ("ADRs") of foreign companies) for the Equity Fund, the Adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the Adviser's opinion, exhibit above average earnings growth and are attractively valued utilizing a multi-factor model. The quantitative multi-factor approach analyzes companies in six broad categories of relative valuation. These categories are measures of (1) value, (2) yield, (3) price and earnings momentum, (4) historical and projected earnings growth, (5) price and earning risk, and (6) liquidity. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States.

     The Adviser may also select other equity securities in addition to common stocks for investment by the Equity Fund such as preferred stocks, high grade securities convertible into common stocks, and warrants. The Equity Fund will not invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. Normally, the Equity Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. For temporary defensive purposes, however, the Equity Fund may invest up to 100% of its total assets in U.S. Government securities or, subject to a 25% concentration limitation, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated A or better by at least two rating organizations. The Equity Fund intends to manage its portfolio actively; however, the annual portfolio turnover rate is not expected to exceed 100%.

     The following describes in greater detail different types of securities and investment practices used by certain of the Funds.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities (all Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations (all Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC.

     Commercial Paper (all Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.

     Corporate Debt Securities (all Funds). Each Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet the previously disclosed minimum ratings and maturity criteria established for the Funds under the direction of the Board of Trustees and the Fund's Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Funds may invest. See "The Investment Policies and Practices of the Funds."

     Investment grade corporate debt securities (securities rated BBB by S&P or Baa by Moody's) have speculative characteristics and are more sensitive to economic change than higher rated bonds and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. The Adviser seeks to avoid these risks by investing in securities rated above investment grade as well, through diversification, by conducting credit analyses and by monitoring current developments in interest rates and market conditions.

     Repurchase Agreements (all Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees present minimal credit risks. While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year. Repurchase agreements with a maturity of greater than seven days will be considered illiquid. See "Investment Restrictions." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities (all Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 5% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the Statement of Additional Information.

     Variable and Floating Rate Demand and Master Demand Notes (the Government Income Funds only). The Government Income Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The

Government Income Fund's investment in demand instruments which provide that such Fund will not receive the principal note amount within seven days' notice, in combination with Government Income Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of Government Income Fund's net assets.

     The Government Income Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     American Depository Receipts (the Equity Fund only). American Depository Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     The Equity Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of a particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The Equity Fund will seek to minimize the risks associated with investment in foreign issuers by investing no more than 15% of its total assets in ADRs.

     Forward Commitments and When-Issued Securities (the Government Income Funds only). The Government Income Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Funds hold, and maintain until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Government Income Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Although the Government Income Funds would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short term profits or losses upon such sales.

     Mortgage-Related Securities (the Government Income Funds only). Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Government Income Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other government securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other government securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Government Income Funds in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA") or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs' will be limited. See "Investment Restrictions" in the Statement of Additional Information.

     The Government Income Funds may also invest in mortgage-related securities with respect to which all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. IOs and POs which are not issued or guaranteed by the U.S. government will be considered illiquid and will be subject to each Fund's 15% limitation regarding investment in illiquid securities. U.S. Government issued or guaranteed IOs and POs backed by fixed rate mortgages may be determined to be liquid pursuant to guidelines established by the Board of Trustees.

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities (the Government Income Funds only). The Government Income Funds may also invest in other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile Receivables(sm) ("CARS(sm)"). CARS(sm) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(sm) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Government Income Fund in calculating maturity for purposes of its investment in asset-backed securities.

     Interest Rate Futures (the Government Income Funds only). The Government Income Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates, provided that not more than 25% of each Fund's net assets are at risk due to such transactions. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Government Income Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of selling its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued investment of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. The Government Income Funds will maintain a segregated account when engaged in transactions regarding interest rate futures contracts in an amount sufficient to cover the obligations of the Government Income Funds pursuant to such contracts.

     Options on Common Stocks and Stock Indices (the Equity Fund only). The Equity Fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the Equity Fund owns or has the right to acquire the optioned securities and the Fund maintains, in a segregated account with its custodian, cash or cash equivalents or U.S. Government securities with a value sufficient to meet its obligations under the call, or if the Fund owns an offsetting call option. When the Equity Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price, regardless of market price changes during the call period. If the call is exercised, the Equity Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The Equity Fund also may purchase put options ("puts"). When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. If a put is purchased and becomes worthless on its expiration date, the Equity Fund will have lost the premium and this will have the effect of reducing the Fund's return.

     The Equity Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by the Fund if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which the Equity Fund has written lapses unexercised, because the Fund would retain the premium.

     There can be no assurance that a liquid secondary market will exist at any given time for a particular option.

     Stock Index Futures Contracts (the Equity Fund only). The Equity Fund may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 25% of the Fund's assets are at risk due to such transactions. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     The Equity Fund intends to buy stock index futures contracts for the purpose of maintaining a fully invested position during periods of relatively large cash inflows and therefore would normally be a buyer of stock index futures contracts. If the Equity Fund is unable to invest its cash (or cash equivalents) in stocks in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Equity Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Equity Fund may buy or sell stock index futures contracts to close out existing futures positions.

     Put Options on Stock Index Futures Contracts (the Equity Fund only). The Equity Fund may purchase put options on stock index futures as another method of protecting the Fund's assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Equity Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The Equity Fund will maintain a segregated account when engaged in transactions regarding put options on stock index futures contracts in an amount sufficient to cover the obligation of the Equity Fund pursuant to such contracts.

     The use of stock index futures contracts and put options on stock index futures contracts may impair the liquidity of the Equity Fund's assets and the ability to operate as an open-end investment company. The Adviser will monitor the Equity Fund's use of such techniques and report to the Board of Trustees concerning their impact, if any, on liquidity and the Equity Fund's ability to meet redemptions. For additional information regarding options and futures contracts see, "Additional Permitted Investment Activities," in the SAI.

     Illiquid Investments (all Funds). It is the policy of each Fund that restricted securities and other illiquid securities (including repurchase agreements of more than seven days' duration, and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of each such Fund.

     Notwithstanding the above, the Funds may purchase securities which are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 pursuant to procedures adopted and regularly reviewed by the Board of Trustees. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                            INVESTMENT RESTRICTIONS
                        (All Funds, except as indicated)

     (1) No Fund may borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

     (2) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities.

     (3) In addition, each Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of such Fund's total assets in the securities of any single issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. Also, each Fund will invest less than 25% of its total assets in the securities of any one industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

     The foregoing investment restrictions and those described in the SAI are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Funds. Trustmark manages the investment and reinvestment of the assets of each Fund and continuously reviews, supervises and administers the Funds' investments. Trustmark is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. Shares of the Funds are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC.

     Trustmark has an investment management staff of highly trained professionals who manage the assets of each Fund. Robert H. Spaulding is responsible for the day-to-day management of the Intermediate Fund's portfolio. Mr. Spaulding, a Vice President, has 20 years of trust experience with Trustmark. Charles H. Windham, Jr., a Vice President of Trustmark since 1970, is responsible for the day-to-day management of the Equity Fund's portfolio. Mr. Jonathan Rogers, a Portfolio Manager at Trustmark Bank since 1990, is responsible for day-to-day management of the Short Term Fund's portfolio.

     For the advisory services it provides to the Funds, Trustmark may receive fees based on average daily net assets up to the following annualized rates:
Short Term Fund, 0.40%; the Intermediate Fund, 0.50%; the Equity Fund, 0.60%.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Funds. If Trustmark were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Funds. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Funds' shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Administrative Services. The Funds have entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the service performed by the Funds' Investment Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz receives from each Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of each Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus, the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Class shareholders are not required to purchase shares through a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES.

     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD or the Adviser. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund and are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class which bears such expense.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best execution of each Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser on behalf of the Funds. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Funds.

                              FUND SHARE VALUATION

     The net asset value per share is calculated at 4:15 p.m. (eastern time) for the Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Fund is computed by dividing the value of a Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of such Fund's outstanding shares. All expenses, including fees paid to the Adviser and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                            PURCHASE OF FUND SHARES

     Orders for purchases of Institutional Class shares will be executed at the net asset value per share next determined after an order has been received. All monies received by the Funds for purchases of Institutional Class shares are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Trust maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement confirming transactions and dividends. The Trust reserves the right to reject any purchase order. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for Individual Retirement Account investments. The Trust and the Fund reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:15 p.m., eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact the Fund. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                       Investors Fiduciary Trust Company
                             Kansas City, Missouri 64105
                             ABA #1010-0362-1
                             Account #751-2996
                             Further Credit to: (Fund Name)

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or Tax Identification Number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Funds. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Funds through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposit. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in any of the Funds. Participants in the Payroll Direct Deposit Program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition, there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call PFD toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Funds offer two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of the applicable Trust Prospectus which describes the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Funds toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;

(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application. See "Redemption of Fund
Shares -- By Telephone" below for a discussion of telephone transactions generally.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the applicable Fund. If shares are redeemed through a broker-dealer or investment adviser, such redemption is complete upon receipt by the broker-dealer or investment adviser of the shareholder's redemption request. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although each Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communication, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact PFD and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. Such broker or investment adviser may charge you a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Funds toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     The above mentioned services "Telephone" and "Wire" are not available for IRAs and trust clients of Trustmark.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced as a result of shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for an IRA), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Any such redemption in kind will be made in readily marketable securities. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund has qualified and intends to continue to qualify annually to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Equity Fund monthly. The Government Income Funds will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of the Government Income Funds, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or receive such distributions in cash. If no election is made, distributions will be automatically reinvested in additional shares of the applicable Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     In the case of the Government Income Funds, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     It is anticipated that a portion of the dividends paid by the Equity Fund will qualify for the dividends-received deduction available to corporations. The dividends paid by the other Funds are not expected to so qualify.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separate portfolios or series, three of which are offered in this Prospectus. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid and non-assessable.

     This Prospectus relates to the Institutional Class of each Fund's shares. Each Fund also offers Consumer Service Class shares which are offered to public investors at the public offering price. Institutional Class shares and Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales respective, broker-dealer or bank to obtain more information about the Funds' classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in each particular Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund may vote separately on items which affect only that particular Fund and each class within a Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to each Fund's Distribution Plan under Rule 12b-1. See "Other Information -- Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund.

PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for the Funds will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value offering price per share on the last day of the period.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for each Fund may be compared to various appropriate unmanaged indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average for the Equity Fund, and indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the each Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for each Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     The Funds retain Furman Selz as transfer agent. Furman Selz provides personnel necessary to perform shareholder servicing functions. Pursuant to a Shareholder Servicing Agreement between the Trust and the

Administrator, Furman Selz receives a fee of $15.00 per account, per year, and reimbursement for certain expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676)

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's description of its four highest bond ratings are listed as follows:

        - Aaa -- judged to be the best quality and they carry the smallest degree of investment risk;

        - Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds;

        - A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations";

        - Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time;

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

     Excerpts from S&P's description of its four highest bond ratings are listed as follows:

        - AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong;

        - AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from issues only in a small degree;

        - A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;

        - BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

PFFDIC0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE SHORT TERM

   GOVERNMENT INCOME FUND

   THE INTERMEDIATE TERM

   GOVERNMENT INCOME FUND

   THE EQUITY FUND

   INSTITUTIONAL CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                Performance Funds'
                Investment Adviser

                            PERFORMANCE FUNDS TRUST

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     This Prospectus describes three investment funds (the "Funds") managed by Trustmark National Bank. The Funds are:
                     THE SHORT TERM GOVERNMENT INCOME FUND
                  THE INTERMEDIATE TERM GOVERNMENT INCOME FUND
                                THE EQUITY FUND

     This Prospectus relates only to the "Consumer Service Class" of each Fund's shares; certain investors may qualify to invest in a Fund's "Institutional Class," which is not offered hereby. See, "Other Information -- Capitalization." The Funds are separate investment funds of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company, with distinct investment objectives and policies. Each Fund pays certain expenses related to the distribution of its shares, calculated at an annual rate and based on a percentage of the average daily net assets. This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund.

     INVESTMENTS IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT. SHARES OF THE FUNDS ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     A Statement of Additional Information, dated September 27, 1996 (the "SAI") containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information number printed above.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.
                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                        ------

Fund Expenses.........................................................................      3
Fee Table.............................................................................      3
Financial Highlights..................................................................      4
Prospectus Summary....................................................................      9
The Investment Policies and Practices of the Funds....................................     12
Description of Securities and Investment Practices....................................     13
Investment Restrictions...............................................................     20
Management of the Funds...............................................................     20
Fund Share Valuation..................................................................     23
Purchase of Fund Shares...............................................................     24
Individual Retirement Accounts........................................................     25
Exchange Privileges...................................................................     25
Redemption of Fund Shares.............................................................     26
Dividends, Distributions and Federal Income Tax.......................................     28
Other Information.....................................................................     30
Appendix..............................................................................    A-1


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists the estimated costs and expenses that an investor in the Consumer Service Class may incur either directly or indirectly as a shareholder of a Fund. The information is based on expenses incurred during the fiscal year ended May 31, 1996. Actual expenses in the future may be greater or less than those shown. Shareholders in the Consumer Service Class of the Funds may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of a Fund), to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

                                                                                     THE
                                                                  THE SHORT      INTERMEDIATE      THE EQUITY
                                                                  TERM FUND       TERM FUND           FUND
                                                                  ---------      ------------      ----------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage
  price).......................................................      none            none          none
Maximum Sales Load Imposed on Reinvested Dividends.............      none            none             none
Deferred Sales Load............................................      none            none             none
Redemption Fees................................................      none            none             none
Exchange Fees..................................................      none            none             none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (after waiver)(3).....................      0.40%           0.45%            0.50%
12b-1 Fees(1)..................................................      0.25%           0.25%            0.25%
Other Expenses(4)..............................................      0.31%           0.37%            0.31%
                                                                  ---------         -----            -----
Total Fund Operating Expenses (after waiver)(3)................      0.96%           1.07%            1.06%
                                                                  =========      ==========        =========

---------------

(1) The Consumer Service Class of shares may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of each Fund) to which the Institutional Class is not subject.

(2) Shares of the Consumer Service Class of each Fund may be available through banks or other financial institutions which have entered into a dealer agreement with PFD. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.


(3) Reflects a voluntary reduction for the Short Term Fund, Intermediate Fund and Equity Fund (which will remain in effect until further notice) in contractual fee. Had this reduction not been in effect, investment advisory fees would have been: 0.40% for Short Term Government Fund; 0.50% for the Intermediate Fund and 0.60% for the Equity Fund and Total Fund Operating Expenses would have been 1.06%, 1.22% and 1.26%, respectively.


(4) Certain Service Organizations may receive additional fees from a Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Funds -- Service Organizations" herein.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Funds will bear.

EXAMPLE:*

     You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return and redemption at the end of each time period:

                                                              THE              THE             THE
                                                             SHORT         INTERMEDIATE       EQUITY
                        PORTFOLIO                          TERM FUND        TERM FUND          FUND
---------------------------------------------------------  ---------       ------------       ------
1 year...................................................    $  10             $ 11            $ 11
3 years..................................................    $  30             $ 34            $ 34
5 years..................................................    $  53             $ 58            $ 58
10 years.................................................    $ 117             $129            $129

---------------

* This example should not be considered a representation of actual expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of future annual returns. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations through May 31, 1996. The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data appears in the Funds' 1996 Annual Report to Shareholders included in the Statement of Additional Information. This financial data should be read in conjunction with the related financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

                                       SHORT TERM                           INTERMEDIATE TERM
                                     CONSUMER CLASS                          CONSUMER CLASS
                          -------------------------------------   -------------------------------------
                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          MAY 31,   MAY 31,   MAY 31,   MAY 31,   MAY 31,   MAY 31,   MAY 31,   MAY 31,
                           1996      1995      1994     1993**     1996      1995      1994     1993**
                          -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value,
  Beginning of Period.... $ 9.84    $ 9.77    $10.10    $10.00    $10.11    $ 9.87    $10.56    $10.00
Income from Investment
  Operations:
  Net investment
     income..............   0.51      0.50      0.37      0.43      0.54      0.60      0.55      0.62
  Net gain (loss) on
     securities (both
     realized and
     unrealized).........  (0.09 )    0.07     (0.25 )    0.22     (0.29 )    0.25     (0.52 )    0.61
                          -------   -------   -------   -------   -------   -------   -------   -------
  Total from Investment
     Operations..........   0.42      0.57      0.12      0.65      0.25      0.85      0.03      1.23
                          -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions:
  Dividends from net
     investment income...  (0.51 )   (0.50 )   (0.37 )   (0.43 )   (0.54 )   (0.60 )   (0.55 )   (0.62 )
  Distributions from
     capital gains.......     --        --     (0.05 )   (0.12 )      --        --     (0.11 )   (0.05 )
  Distributions in excess
     of net realized
     gains...............     --        --     (0.03 )      --        --     (0.01 )   (0.06 )      --
                          -------   -------   -------   -------   -------   -------   -------   -------
  Total Distributions....  (0.51 )   (0.50 )   (0.45 )   (0.55 )   (0.54 )   (0.61 )   (0.72 )   (0.67 )
                          -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
  Period................. $ 9.75    $ 9.84    $ 9.77    $10.10    $ 9.82    $10.11    $ 9.87    $10.56
                          =======   =======   =======   =======   =======   =======   =======   =======
Total Return (not
  reflecting sales
  load)..................   4.38%     6.12%     1.23%     6.67%     2.40%     9.06%     0.08%    12.58%
Ratios/Supplemental Data:
  Net Assets, End of
     Period (in
     thousands).......... $1,477    $  739    $  654    $1,125    $2,174    $3,225    $3,384    $1,952
  Ratio of Expenses to
     Average Net
     Assets..............   0.95%     0.99%     0.94%     0.75%     1.06%     0.96%     0.90%     0.78%
  Effect of waivers/
     reimbursements on
     expense ratio.......   0.01%     0.03%     0.05%     0.05%     0.05%     0.11%     0.15%     0.15%
  Ratio of Net Investment
     Income to Average
     Net Assets..........   5.23%     5.18%     3.75%     4.24%     5.30%     6.19%     5.25%     5.89%
  Portfolio Turnover
     Rate................    120%   267.65%   213.43%   216.52%      183%   339.95%   102.46%    54.43%

---------------

 * Annualized
** Fund commenced operations on June 1, 1992.

                                                                         EQUITY FUND
                                                            -------------------------------------
                                                                   CONSUMER SERVICE CLASS
                                                            -------------------------------------
                                                             YEAR      YEAR      YEAR      YEAR
                                                             ENDED     ENDED     ENDED     ENDED
                                                            MAY 31,   MAY 31,   MAY 31,   MAY 31,
                                                             1996      1995      1994     1993**
                                                            -------   -------   -------   -------
Net Asset Value, Beginning of Period......................  $ 12.51   $11.33    $11.21    $10.00
                                                            -------   -------   -------   -------
Income from Investment Operations:
  Net investment income...................................     0.19     0.22      0.20      0.21
  Net gain on securities (both realized and unrealized)...     3.29     1.42      0.12      1.21
                                                            -------   -------   -------   -------
  Total from Investment Operations........................     3.48     1.64      0.32      1.42
                                                            -------   -------   -------   -------
Less Distributions:
  Dividends from net investment income....................    (0.19)   (0.21 )   (0.20 )   (0.21 )
  Distributions from capital gains........................    (0.51)   (0.25 )      --        --
                                                            -------   -------   -------   -------
  Total Distributions.....................................    (0.70)   (0.46 )   (0.20 )   (0.21 )
                                                            -------   -------   -------   -------
Net Asset Value, End of Period............................  $ 15.29   $12.51    $11.33    $11.21
                                                            =======   =======   =======   =======
Total Return (not reflecting sales load)..................    28.42%   15.10%     2.85%    14.37%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)................  $ 9,831   $5,234    $5,287    $3,348
  Ratios of Expenses to Average Net Assets................     1.06%    1.04%     1.08%     0.94%
  Effect of waivers/reimbursements on expense ratio.......     0.10%    0.13%     0.15%     0.20%
  Ratio of Net Investment Income to Average Net Assets....     1.40%    1.90%     1.74%     2.09%
  Portfolio Turnover Rate.................................     6.00%   58.08%    27.11%     2.61%
  Average Commission Rate(a)                                $0.1067..     --        --        --

---------------

** Fund commenced operations on June 1, 1992.

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

INDEX COMPARISON

     The information set forth below compares the investment performance of a hypothetical investment of $10,000 in each Fund's Consumer Service Class of shares to an industry index since the commencement of each Fund's operations.

                                SHORT TERM FUND

     The investment performance of the Consumer Service Class of the Short Term Fund is compared to the performance of the Shearson Lehman 1-3 Year Government Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and for the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption       Shearson
      Measurement Period             Value       Lehman 1-3 Yr
    (Fiscal Year Covered)          ($10,000          Govt
Aug. 31,                                 10322           10300
Nov. 30,                                 10326           10322
Feb. 28,                                 10605           10608
May 31,                                  10667           10682
Aug. 31,                                 10833           10874
Nov. 30,                                 10868           10935
Feb. 28,                                 10893           10980
May 31,                                  10798           10898
Aug. 31,                                 10929           10059
Nov. 30,                                 10875           11014
Feb. 28,                                 11131           11338
May 31,                                  11457           11513
Aug. 31,                                 11617           11708
Nov. 30,                                 11830           12198
Feb. 29,                                 11956           12191
May 31,                                  11959           11985
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------

 Redemption
 Value ($10,000
 Investment)
 Since Inception   10,322   10,326    10,605    10,667    10,833    10,868    10,893    10,798    10,929    10,875    11,131
------------------------------------------------------------------------------------------------------------------------
 Shearson
 Lehman
 1-3 Yr Govt      10,300    10,322    10,608    10,682    10,874    10,935    10,980    10,898    10,059    11,014    11,338

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    11,457    11,617    11,830    11,956    11,959
----------------
 Shearson
 Lehman
 1-3 Yr Govt        11,513    11,708    12,198    12,191    11,985


--------------------------------------------------------------------------------

                               INTERMEDIATE FUND

     The investment performance of the Consumer Service Class of the Intermediate Fund is compared to the performance of the Shearson Lehman Government/Corporate Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and for the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption       Shearson
      Measurement Period             Value          Lehman
    (Fiscal Year Covered)          ($10,000       Gov't/Corp
Aug. 31,                                 10543           10489
Nov. 30,                                 10466           10470
Feb. 28,                                 11146           11109
May 31,                                  11258           11226
Aug. 31,                                 11794           11821
Nov. 30,                                 11736           11776
Feb. 28,                                 11676           11744
May 31,                                  11268           11340
Aug. 31,                                 11422           11544
Nov. 30,                                 11147           11336
Feb. 28,                                 11637           11900
May 31,                                  12286           12655
Aug. 31,                                 12419           12663
Nov. 30,                                 12906           12449
Feb. 29,                                 12868           12659
May 31,                                  12582           13189
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------

 Redemption
 Value ($10,000
 Investment)
 Since Inception   10,543   10,466    11,146    11,258    11,794    11,736    11,676    11,268    11,422    11,147    11,637
------------------------------------------------------------------------------------------------------------------------
 Shearson
 Lehman
 Gov't/Corp       10,489    10,470    11,109    11,226    11,821    11,776    11,744    11,340    11,544    11,336    11,900

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    12,286    12,419    12,906    12,868    12,582
----------------
 Shearson
 Lehman
 Gov't/Corp         12,655    12,663    12,449    12,659    13,189


--------------------------------------------------------------------------------

                                  EQUITY FUND

     The investment performance of the Consumer Service Class of the Equity Fund is compared to the performance of the Standard & Poor's 500 Index in the following chart from June 1, 1992 (commencement of operations) through May 31, 1993 and for the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

                                  Redemption
      Measurement Period             Value
    (Fiscal Year Covered)          ($10,000           S&P
Aug. 31,                                  9979           10046
Nov. 30,                                 10695           10546
Feb. 28,                                 10997           10910
May 31,                                  11437           11154
Aug. 31,                                 11996           11564
Nov. 30,                                 12036           11601
Feb. 28,                                 12123           11811
May 31,                                  11763           11629
Aug. 31,                                 12244           12196
Nov. 30,                                 11582           11722
Feb. 28,                                 12468           12679
May 31,                                  13535           13973
Aug. 30,                                 14236           14817
Nov. 30,                                 15534           16059
Feb. 29,                                 16664           17082
May 31,                                  17382           17942
--------------------------------------------------------------------------------
                 Aug. 31,            Feb. 28,                                Feb. 28,                                Feb. 28,
                   1992    Nov. 30,    1993    May 31,   Aug. 31,  Nov. 30,    1994    May 31,   Aug. 31,  Nov. 30,    1995
------------------------------------------------------------------------------------------------------------------------

 Redemption
 Value ($10,000
 Investment)
 Since Inception   9,979    10,695    10,997    11,437    11,996    12,036    12,123    11,763    12,244    11,582    12,468
------------------------------------------------------------------------------------------------------------------------
 S&P 500          10,046    10,546    10,910    11,154    11,564    11,601    11,811    11,629    12,196    11,722    12,679

                                                 Feb. 29,
                   May 31,   Aug. 31,  Nov. 30,    1996    May 31,
----------------
 Redemption
 Value ($10,000
 Investment)
 Since Inception    13,535    14,236    15,534    16,664    17,382
----------------
 S&P 500            13,973    14,817    16,059    17,082    17,942


--------------------------------------------------------------------------------

     Without fee waiver, performance would have been lower. Past performance does not predict future results.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     The Short Term Government Income Fund (the "Short Term Fund"), the Intermediate Term Government Income Fund (the "Intermediate Fund") and the Equity Fund (the "Equity Fund") are three separate investment funds (the "Funds") managed by Trustmark National Bank.

THE GOVERNMENT INCOME FUNDS:

     THE SHORT TERM FUND. The investment objective of the Short Term Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. Under normal conditions, the Short Term Fund pursues this objective by investing primarily (at least 65% of total assets) in short term government income securities which results in a dollar weighted average portfolio maturity of less than three years. The maximum maturity for any individual security held by the Short Term Fund is approximately five years. Securities purchased by the Short Term Fund will consist of U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper rated in the two highest rating categories, investment grade corporate debt securities, investment grade mortgage- and asset-backed securities and other instruments which the Adviser believes are of comparable quality to those above. The Short Term Fund is intended for investors who seek higher returns than are generally available from money market instruments, with low risk of significant per share price volatility. Money market funds, however, generally enjoy more stability of principal and invest in portfolio securities which are of higher quality.

     THE INTERMEDIATE TERM FUND. The investment objective of the Intermediate Fund is to provide investors with a high level of current income. Total return, within given quality parameters, is a secondary consideration of the Intermediate Fund. Under normal conditions, the Intermediate Fund pursues these objectives by investing primarily (at least 65% of total assets) in intermediate term government income securities. The Intermediate Fund may also invest in the same types of securities as the Short Term Fund, except that there are no restrictions on the maturity of any individual assets of the Intermediate Fund. The Intermediate Fund will normally have a dollar weighted average portfolio maturity of 3-10 years.

     By investing in longer-term maturities than the Short Term Fund, the Intermediate Fund attempts to achieve higher returns but with greater risk of volatility in principal value.

THE EQUITY FUND

     The investment objective of the Equity Fund is to provide investors with long-term capital appreciation. The Equity Fund pursues this objective by investing primarily (at least 65% of total assets) in common stocks of U.S. companies. The Equity Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $250 million. Income generation is a secondary consideration for the Equity Fund. However, the Equity Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's opinion, have a favorable influence on the market value of the securities. The price of an issuer's common stock can be significantly affected by market fluctuations and other short term factors, including the stability of the dividend level. Dividend paying stocks are generally less volatile than securities which pay a low level of dividend income and will generally not appreciate as much during rising markets or decline as much during adverse market periods as non-dividend paying stocks.

RISK FACTORS

     There is no assurance that a Fund will achieve its investment objective. Each Fund's net asset value fluctuates, reflecting fluctuations in the market value of its portfolio securities. Investors in the Short Term

Fund and the Intermediate Fund are exposed to three types of risk from fixed income securities. (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. (2) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund. (3) Prepayment risk (for mortgage-backed securities) or call risk (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

     Because the Equity Fund invests primarily in common stocks, it is subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     Small company stocks in which the Equity Fund may invest have historically been more volatile in price than the stock market as a whole. Among the likely reasons for the greater price volatility of small company stocks are the less certain growth prospects of smaller firms, a low degree of liquidity in the markets for small company stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small company stocks have at times fluctuated in value independently of the broad stock market.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Investment Policies and Practices of the Funds" in this Prospectus. See also the SAI.

MANAGEMENT OF THE FUNDS

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Funds. Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years and currently manages various common and collective funds. See "Fee Table" and "Management of the Funds" in this Prospectus.

     Furman Selz LLC ("Furman Selz") acts as Administrator to the Funds and provides certain management and administrative services to the Funds, for which each Fund pays a fee at an annual rate based upon each Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and distributes the Funds' shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Consumer Service Class of the Funds are offered at net asset value and may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Only certain investors are eligible to invest in the "Institutional Class" of each Fund's shares. See "Purchase of Fund Shares" and "Other Information -- Capitalization." Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Purchases may only be made in cash with a minimum initial investment for any Fund of $1,000 which may be waived for certain accounts. Subsequent investments must be at least $100.

SERVICE ORGANIZATIONS

     Each Fund may pay fees to various banks, including Trustmark, trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Funds, such as maintaining shareholder accounts and records. Investors are not required to purchase Fund shares through or maintain an account with a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Funds reserve the right to redeem upon not less than 30 days' written notice all shares in a Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional Fund shares unless cash payment is requested.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


     Each Fund has its own investment objectives, and follows its own investment policies and practices, including certain investment restrictions. The Statement of Additional Information (the "SAI") contains specific investment restrictions which govern the Funds' investments. Those restrictions and the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the applicable Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.


     The Adviser selects investments and makes investment decisions based on the investment objectives and policies of each Fund.

     The Government Income Funds. When selecting debt securities for the Short Term Fund and the Intermediate Fund (collectively, the "Government Income Funds"), the Adviser seeks to select those instruments that appear best calculated to achieve each Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Government Income Funds may purchase commercial paper rated A-2 or better by Standard & Poor's Corporation ("S&P") or Prime-2 or better by Moody's Investors Service ("Moody's"), investment grade corporate debt securities rated BBB or better by S&P or Baa or better by Moody's, investment grade mortgage and asset-backed securities and other debt instruments which are of comparable quality in the Adviser's opinion pursuant to guidelines adopted by the Board of Trustees. See the Appendix for a description of bond ratings. The remaining net assets may be invested in bank obligations, commercial paper, corporate debt securities, mortgage-related securities and other asset-backed securities. The Government Income Funds will generally not pay brokerage commissions when purchasing portfolio securities but will incur certain transaction costs. The portfolio turnover rate is not expected to exceed 250% for the Short Term Fund and 150% for the Intermediate Fund.

     The Equity Fund. In selecting equity investments (which include common stocks of U.S. companies and American Depository Receipts ("ADRs") of foreign companies) for the Equity Fund, the Adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the Adviser's opinion, exhibit above average earnings growth and are attractively valued utilizing a multi-factor model. The quantitative multi-factor approach analyzes companies in six broad categories of relative valuation. These categories are measures of (1) value, (2) yield, (3) price and earnings momentum, (4) historical and projected earnings growth, (5) price and earnings risk, and (6) liquidity. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States.

     The Adviser may also select other equity securities in addition to common stocks for investment by the Equity Fund such as preferred stocks, high grade securities convertible into common stocks, and warrants. The Equity Fund will not invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. Normally, the Equity Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. For temporary defensive purposes, however, the Equity Fund may invest up to 100% of its total assets in U.S. Government securities or, subject to a 25% industry concentration limitation, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated A or better by at least two rating organizations. The Equity Fund intends to manage its portfolio actively; however, the annual portfolio turnover rate is not expected to exceed 100%.

     The following describes in greater detail different types of securities and investment practices used by certain of the Funds.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Government Securities (all Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations (all Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC.

     Commercial Paper (all Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.


     Corporate Debt Securities (all Funds). Each Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet the previously disclosed minimum ratings and maturity criteria established for the Funds under the direction of the Board of Trustees and the Funds' Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Funds may invest. See "The Investment Policies and Practices of the Funds."


     Investment grade corporate debt securities (securities rated BBB by S&P or Baa by Moody's) have speculative characteristics and are more sensitive to economic change than higher rated bonds and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. The Adviser seeks to avoid these risks by investing in securities rated above investment grade as well, through diversification, by conducting credit analyses and by monitoring current developments in interest rates and market conditions.

     Repurchase Agreements (all Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees, present minimal credit risks. While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year. Repurchase agreements with a maturity of greater than seven days will be considered illiquid. See "Investment Restrictions." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities (all Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 5% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable and Floating Rate Demand and Master Demand Notes (the Government Income Funds only). The Government Income Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that such Fund will not receive the principal note amount within seven days' notice, in combination with a Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     American Depository Receipts (the Equity Fund only). American Depository Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     The Equity Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The Equity Fund will seek to minimize the risk associated with investment in foreign issuers by investing no more than 15% of its total assets in ADRs.


     Forward Commitments and When-Issued Securities (the Government Income Funds only). The Government Income Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Funds hold, and maintain until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Government Income Funds enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Government Income Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Government Income Funds may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Although the Government Income Funds will generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Government Income Funds may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Government Income Funds may realize short-term profits or losses upon such sales.


     Mortgage-Related Securities (the Government Income Funds only). Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Government Income Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other government securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other government securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Government Income Funds in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, ("GNMA") or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.


     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Funds' ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.


     The Government Income Funds may also invest in mortgage-related securities with respect to which all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. IOs and POs which are not issued or guaranteed by the U.S. Government will be considered illiquid and will be subject to each Fund's 15% limitation regarding investment in illiquid securities. U.S. Government issued or guaranteed IOs and POs backed by fixed rate mortgages may be determined to be liquid pursuant to guidelines established by the Board of Trustees.

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities (the Government Income Funds only). The Government Income Funds may also invest in other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile Receivablessm ("CARSsm"). CARSsm represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARSsm are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARSsm if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Government Income Fund in calculating maturity for purposes of its investment in asset-backed securities.

     Interest Rate Futures (the Government Income Funds only). The Government Income Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates, provided that not more than 25% of each Fund's net assets are at risk due to such transactions. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Government Income Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of selling its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued investment of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. The Government Income Funds will maintain a segregated account when engaged in transactions regarding interest rate futures contracts in an amount sufficient to cover the obligations of the Government Income Funds pursuant to such contracts.

     Options on Common Stocks and Stock Indices (the Equity Fund only). The Equity Fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the Equity Fund owns or has the right to acquire the optioned securities and the Equity Fund maintains, in a segregated account with its custodian, cash or cash equivalents or U.S. Government securities with a value sufficient to meet its obligations under the call, or if the Equity Fund owns an offsetting call option. When the Equity Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price, regardless of market price changes during the call period. If the call is exercised, the Equity Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The Equity Fund also may purchase put options ("puts"). When the Equity Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. If a put is purchased and becomes worthless on its expiration date, the Equity Fund will have lost the premium and this will have the effect of reducing the Fund's return.

     The Equity Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by the Equity Fund if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which the Equity Fund has written lapses unexercised, because the Equity Fund would retain the premium.

     There can be no assurance that a liquid secondary market will exist at any given time for a particular option.

     Stock Index Futures Contracts (the Equity Fund only). The Equity Fund may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 25% of the Equity Fund's assets are at risk due to such transactions. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     The Equity Fund intends to buy stock index futures contracts for the purpose of maintaining a fully invested position during periods of relatively large cash inflows and therefore would normally be a buyer of stock index futures contracts. If the Equity Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Equity Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Equity Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Equity Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Equity Fund may buy or sell stock index futures contracts to close out existing futures positions.

     Put Options on Stock Index Futures Contracts (the Equity Fund only). The Equity Fund may purchase put options on stock index futures as another method of protecting the Equity Fund's assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when a Equity Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Equity Fund from liquidating an unfavorable position and the Equity Fund would remain obligated to meet margin requirements until the position is closed. The Equity Fund will maintain a segregated account when engaged in transactions regarding put options on stock index futures contracts in an amount sufficient to cover the obligation of the Equity Fund pursuant to such contracts.

     The use of stock index futures contracts and put options on stock index futures contracts may impair the liquidity of the Equity Fund's assets and the ability to operate as an open-end investment company. The Adviser will monitor the Equity Fund's use of such techniques and report to the Board of Trustees concerning their impact, if any, on liquidity and the Equity Fund's ability to meet redemptions. For additional information regarding options and futures contracts see, "Additional Permitted Investment Activities" in the SAI.

     Illiquid Investments (all Funds). It is the policy of each Fund that restricted securities and other illiquid securities (including repurchase agreements of more than seven days' duration and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of each such Fund.

     Notwithstanding the above, the Funds may purchase securities which are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 pursuant to procedures adopted and regularly reviewed by the Board of Trustees. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                            INVESTMENT RESTRICTIONS
                        (All Funds, except as indicated)

     (1) No Fund may borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

     (2) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities.

     (3) In addition, each Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of such Fund's total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any single issuer. Also, each Fund will invest less than 25% of its total assets in the securities of any one industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.


     The foregoing investment restrictions and those described in the SAI are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."


     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Funds. Trustmark manages the investment and reinvestment of the assets of each Fund and continuously reviews, supervises and administers the Funds' investments. Trustmark is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.


     Trustmark's Trust Department, has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. Shares of the Funds are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC.


     Trustmark has an investment management staff of highly trained professionals who manage the assets of each Fund. Robert H. Spaulding is responsible for the day-to-day management of the Intermediate Fund's portfolio. Mr. Spaulding, a Vice President, has 20 years of trust experience with Trustmark. Charles H. Windham, Jr., a Vice President of Trustmark since 1970, is responsible for the day-to-day management of the Equity Fund's portfolio. Mr. Jonathan Rogers, a Portfolio Manager, at Trustmark National Bank since 1990, is responsible for the day-to-day management of the Short Term Fund's portfolio.

     For the advisory services it provides to the Funds, Trustmark may receive fees based on average daily net assets up to the following annualized rates:
Short Term Fund, 0.40%; the Intermediate Fund, 0.50%; the Equity Fund, 0.60%.


     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Funds. If Trustmark were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Funds. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Funds' shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Under the Distribution Plan ("the Plan") adopted by the Trust, each Fund may pay directly or reimburse PFD monthly for costs and expenses of PFD in connection with the distribution of Fund shares. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of PFD, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by PFD in any given year in excess of the maximum amount payable under the Plan for that Fund in that year.

     Administrative Services. The Funds have entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the service performed by the Funds' Investment Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz receives from each Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of each Fund.

     Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services.


     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.


     As of the date of this Prospectus, the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.


     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. Investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Funds' minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD or the Adviser. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund and are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class which bears such expense.


     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best execution of each Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser on behalf of the Funds. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Funds.

                              FUND SHARE VALUATION

     The net asset value per share is calculated at 4:15 p.m. (eastern time) for the Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Fund is computed by dividing the value of each share class of a Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of such share class of a Fund's outstanding shares. All expenses, including fees paid to the Adviser and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                            PURCHASE OF FUND SHARES

     Orders for purchases of Consumer Service Class shares will be executed at the net asset value next determined after an order has been received. All monies received by the Funds are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Trust maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. The Fund does not accept third party checks.

     Minimum Purchase Requirements. The minimum initial investment in a Fund is $1,000, except that the minimum is $250 for an IRA, other than an IRA for which Trustmark serves as trustee. Subsequent investments must be at least $100, or $50 for an IRA. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:15 p.m., eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact the Fund. The Fund will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                         Investors Fiduciary Trust Company
                   Kansas City, Missouri 64105
                   ABA #1010-0362-1
                   Account #751-2996
                   Further Credit to: (Fund Name)

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or Tax Identification Number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Funds. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Funds through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Funds for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in any of the Funds. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition, there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call the Fund toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Funds offer two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of the applicable Trust Prospectus which describes the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order. No service fee is imposed for exchanges.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Funds toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" below for a discussion of telephone transactions generally.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the applicable Fund. If shares are redeemed through a broker-dealer or investment adviser, such redemption is complete upon receipt by the broker-dealer or investment adviser of the shareholder's redemption request. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although each Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communication, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:


     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact PFD and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. A broker or investment adviser which has received any portion of a sales load or 12b-1 fee for the sale of such shares may not also receive a fee for this service.


     By Mail. You may redeem your shares by sending a letter directly to PFD. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Funds toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.


     The above mentioned services "Telephone" and "Wire" are not available for IRAs and trust clients of Trustmark.


     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of a Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in any Fund who has redeemed shares may reinvest, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for IRAs), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Any such redemption in kind will be made in readily marketable securities. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Equity Fund monthly. The Government Income Funds will declare dividends of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of the Government Income Funds, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the applicable Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     In the case of the Government Income Funds shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.


     Distributions of net investment income (regardless of whether derived from dividends, interest or short-term capital gains), generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.


     A distribution, will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


     It is anticipated that a portion of the dividends paid by the Equity Fund will qualify for the dividends-received deduction available to corporations. Pending tax law proposals may affect the dividends-received deduction. The dividends paid by the Government Income Funds are not expected to so qualify.


     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separate portfolios or series, three of which are offered in this Prospectus. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid and non-assessable.


     This Prospectus relates to the Consumer Service Class of each Fund's shares. Each Fund also offers Institutional Class shares which are offered only to employees (and family members) of Trustmark, the Distributor, Administrator and affiliates and correspondents, Trustees of the Trust (and family members), Directors of Trustmark (and family members) and certain institutional investors at net asset value, which make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Funds or which is a purchaser through (or with proceeds of a distribution from) a trust, investment management or other fiduciary account managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement (except for asset allocation or "wrap" accounts). Institutional Class shares and Consumer Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.


     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in each particular Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund may vote separately on items which affect only that particular Fund and each class within a Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to each Fund's Distribution Plan under Rule 12b-1. See "Other Information -- Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund.

PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 Plan distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for the Funds will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for each Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average for the Equity Fund. Indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of each Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for each Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     The Funds retain Furman Selz as transfer agent. Furman Selz provides personnel necessary to perform shareholder servicing functions. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account, per year, and reimbursement for certain expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

           General and Account Information: (800) PERFORM (737-3676).

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's description of its four highest bond ratings are listed as follows:

     - Aaa -- judged to be the best quality and they carry the smallest degree of investment risk;

     - Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds;

     - A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations";

     - Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time;

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

     Excerpts from S&P's description of its four highest bond ratings are listed as follows:

     - AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong;

     - AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from issues only in a small degree;

     - A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;

     - BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

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                                     [LOGO]

INVESTMENT ADVISER


Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201


SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN


Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201


COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

PFFDCC0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE SHORT TERM
   GOVERNMENT INCOME FUND

   THE INTERMEDIATE TERM
   GOVERNMENT INCOME FUND

   THE EQUITY FUND

   CONSUMER SERVICE CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

               Performance Funds'
               Investment Adviser

                            PERFORMANCE FUNDS TRUST
                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            THE MID CAP GROWTH FUND

     This Prospectus describes The Mid Cap Growth Fund (the "Fund") managed by Trustmark National Bank. This Prospectus relates only to the "Institutional Class" of the Fund's shares which only certain investors are qualified to purchase. The Fund also has a "Consumer Service Class" of shares. See, "Other Information -- Capitalization." The Fund is a separate investment fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company, with distinct investment objectives and policies. The Fund pays certain expenses related to the distribution of its shares, calculated at an annual rate and based on a percentage of the average daily net assets.

     AN INVESTMENT IN THE FUND IS NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information ("SAI"), dated September 27, 1996 containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Fund Expenses...........................................................................     3
Fee Table...............................................................................     3
Financial Highlights....................................................................     4
Prospectus Summary......................................................................     5
Investment Objective, Policies and Practices............................................     7
Investment Restrictions.................................................................    13
Management of the Fund..................................................................    14
Fund Share Valuation....................................................................    16
Purchase of Fund Shares.................................................................    17
Individual Retirement Accounts..........................................................    18
Exchange Privileges.....................................................................    18
Redemption of Fund Shares...............................................................    19
Dividends, Distributions and Federal Income Tax.........................................    21
Other Information.......................................................................    22

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists the costs and expenses that an investor in the Institutional Class will incur either directly or indirectly as a shareholder of the Fund based upon expenses incurred during the fiscal year ended May 31, 1996. Shareholders in the Consumer Service Class of the Fund may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund), to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage price)...................    none
Maximum Sales Load Imposed on Reinvested Dividends................................    none
Deferred Sales Load...............................................................    none
Redemption Fees...................................................................    none
Exchange Fees.....................................................................    none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (after waiver)(3)........................................    0.60%
12b-1 Fees........................................................................    none
Other Expenses(4).................................................................    0.34%
                                                                                      ----
Total Fund Operating Expenses (after waiver)(3)...................................    0.94%
                                                                                      ====

(1) The Consumer Service Class of shares may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund) to which the Institutional Class is not subject.

(2) Shares of the Institutional Class of the Fund may be available through a trust, investment management or other fiduciary account managed or administered by the Adviser or its affiliates or correspondents. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Absent waiver, the advisory fee would be an annual rate of 0.75% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.09%.

(4) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Fund -- Service Organizations" herein.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear.

EXAMPLE:*

     You would pay the following expenses on a $1,000 investment, assuming 5% gross annual return and redemption at the end of each time period:

             1 year.....................................................    $ 10
             3 years....................................................    $ 30
             5 years....................................................    $ 52
            10 years....................................................    $116

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through May 31, 1996. The selected per share data and ratios have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data, appears in the Fund's 1996 Annual Report to Shareholders. This financial data should be read in conjunction with the related financial statements and notes thereto.

Selected Per Share Data and Ratios

                                                                 MID CAP GROWTH FUND
                                            --------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                            --------------------------------------------------------------
                                                                            FOR THE PERIOD FEBRUARY 24, 1994
                                           YEAR ENDED       YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                          MAY 31, 1996     MAY 31, 1995           THROUGH MAY 31, 1994
                                          ------------     ------------     --------------------------------
Net Asset Value, Beginning of Period....    $  11.11         $   9.60                   $  10.00
                                          ------------     ------------               ----------
Income from Investment Operations:
  Net investment income.................        0.13             0.13                       0.03
  Net gain (loss) on securities (both
     realized and unrealized)...........        3.44             1.51                      (0.40)
                                          ------------     ------------               ----------
  Total from Investment Operations......        3.57             1.64                      (0.37)
                                          ------------     ------------               ----------
Less Distributions:
  Dividends from net investment
     income.............................       (0.13)           (0.13)                     (0.03)
  Distributions from capital gains......       (0.50)              --                         --
                                          ------------     ------------               ----------
  Total Distributions...................       (0.63)           (0.13)                     (0.03)
                                          ------------     ------------               ----------
Net Asset Value, End of Period..........    $  14.05         $  11.11                   $   9.60
                                          ==========       ==========       =======================
Total Return (not reflecting sales
  load).................................       33.06%           17.31%                     (3.66)%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands) ..   $ 80,704     $ 48,068                   $ 33,779
  Ratio of Expenses to Average Net
     Assets.............................        0.98%            0.96%                      0.93%*
  Effect of waivers/reimbursements on
     expense ratio......................        0.16%            0.26%                      1.00%*
  Ratios of Net Investment Income to
     Average Net Assets.................        1.06%            1.37%                      1.60%*
  Portfolio Turnover Rate...............          28%           20.39%                      5.88%
  Average Commission Rate(a)............    $ 0.1070               --                         --

---------------

 * Annualized
(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

INDEX COMPARISON

     The information set forth below compares the performance of a hypothetical investment of $10,000 in the Fund's Institutional Class of shares to an industry index. Performance is compared from February 24, 1994 (commencement of the Fund's operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and 1996.

                                  Redemption
      Measurement Period             Value        S&P Mid Cap
    (Fiscal Year Covered)          ($10,000           400
May 31,                                   9634            9610
Aug. 31,                                 10100           10091
Nov. 30,                                  9563            9562
Feb. 28,                                 10500           10261
May 31,                                  11301           10907
Aug. 31,                                 12676           12163
Nov. 30,                                 13180           12677
Feb. 29,                                 13849           13252
May 31,                                  15037           14013

     Without fee waiver, performance would have been lower. Past performance does not predict future results.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The Fund's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap Index. The Fund will seek to achieve this objective by investing primarily in common stocks of mid-sized companies (those with market capitalization ranging from $200 million to $5.2 billion), including common stocks listed on the S&P MidCap Index (collectively, "Mid Cap Common Stocks") which the Fund's investment adviser believes are likely to outperform the S&P MidCap Index. Although the Fund may also invest in the types of investment grade fixed income instruments described under "Investment Objective, Policies and Practices" herein, and may use various special investment techniques, under normal market conditions the Fund will invest at least 80% of its total assets in Mid Cap Common Stocks. Under normal market conditions, up to 20% of the Fund's total assets may be invested in options, warrants, futures contracts, preferred stock, investment grade debt securities and securities convertible into common or preferred stock. See "Investment Objective, Policies and Practices." There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the SAI are fundamental and may not be changed without shareholder approval.

RISK FACTORS

     There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates, reflecting fluctuations in the market value of its portfolio securities. Investors should consider the risks associated with investing in Mid Cap Common Stocks. While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors. The Fund may invest in options, warrants, futures contracts, investment grade convertible securities and may engage in short sales. For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Management of the Fund" and "Investment Objective, Policies and Practices" in this Prospectus. See also the SAI.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark currently has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. For its services, the Adviser receives from the Fund a fee based on average daily net assets up to 0.75% of the Fund's average daily net assets. Trustmark has been managing trust monies for over 40 years and currently manages the Performance Funds as well as various common and collective funds. See "Fee Table" and "Management of the Fund" in this Prospectus.

     Furman Selz LLC ("Furman Selz") acts as Sponsor and Administrator to the Fund and provides certain management and administrative services to the Fund, for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Institutional Class of the Fund are offered at net asset value without a sales load. Shares of the Consumer Service Class of the Fund are also offered at net asset without a sales load but may be subject to 12b-1 Fees to which the Institutional Class shares are not subject. See "Fund Share Valuation," and "Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (i) trust, investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement (except asset allocation or "wrap" accounts),
(ii) Trustees of the Trust (and family members), Directors of Trustmark (and family members), employees of Trustmark (and family members), the Distributor, Administrator and affiliates and correspondents: and any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Trustmark or its affiliates or (iii) correspondents pursuant to a written agreement, (iv) persons who make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Fund. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Institutional Class shareholders are required to purchase shares through a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Fund reserves the right to redeem upon not less than 30 days' written notice all shares in the Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

                  INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

     The Fund's investment objective is to seek growth of capital by attempting to outperform the S&P MidCap Index. The Fund will attempt to achieve its objective by purchasing common stocks of mid-sized companies (companies with market capitalization ranging from $200 million to $5.2 billion), including common stocks listed on the S&P MidCap Index (collectively, "Mid Cap Common Stocks").

     There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions, which are described herein and in the SAI, are fundamental and may not be changed without shareholder approval. The Fund's other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

     Although under normal market conditions the Fund intends to invest all of its assets in Mid Cap Common Stocks (and in no event less than 80% of the Fund's total assets), the Fund may invest up to 20% of its assets in other types of investment grade fixed income securities of such mid-sized companies (primarily preferred stock, debt securities and securities convertible into common or preferred stock) and in options, warrants and futures contracts with respect to such companies, as determined by the Fund's Adviser. When warranted by business or financial conditions, the Fund may invest temporarily for defensive purposes without limitation in investment grade debt securities, preferred stock, obligations of the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), or in short-term (maturing in less than one year) money market instruments, including commercial paper rated "A-1" or better by Standard & Poor's Corporation ("S&P") or "P-1" or better by Moody's Investors Services ("Moody's").

     In June 1991, S&P introduced the S&P MidCap Index covering middle size companies traded in the United States. The S&P MidCap Index contains 400 domestic stocks with market capitalization ranging from $200 million to $5.2 billion. The median market capitalization is about $600 million. This index, which complements the widely used S&P's 500 Index, was developed in response to widespread interest in the U.S. and international investment communities in a way to track and invest in a broad base of companies with market capitalizations smaller than those in the "500" but still large enough to be liquid and easily traded by large investors.

     The Adviser will rely extensively upon computer models developed by it for stock selection. The disciplined approach which is based on input of the Fund's companies' fundamentals allows it to rank the 400 stocks in the S&P MidCap Index in order of attractiveness. The Fund, depending on the size, will contain anywhere from approximately 40 to 120 of the most attractive stocks ranked by the model. The Adviser may also rely upon other factors both fundamental and non-fundamental in determining the composition of the Fund.

     Factors considered by the Adviser when selecting the most attractive stocks include the following: (1) company profitability; (2) dividend yield; (3) earnings volatility; (4) proprietary valuation model; (5) proprietary analysis of earnings momentum; (6) relative valuation and relative earnings momentum; and
(7) composite rank.

MID CAP COMMON STOCKS

     Under normal market conditions, the Fund will invest at least 80% of the value of its total net assets in Mid Cap Common Stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

OTHER INVESTMENTS AND RELATED RISK FACTORS

  Options and Futures Contracts

     The Fund may invest in options or futures contracts listed on the S&P MidCap Index as a means of achieving additional return or of hedging the value of the Fund. A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. When the Fund sells an option on a current Fund security which gives the holder of the option the right to buy the underlying security from the Fund a specified time and a specified price, such an option is considered a "covered" option.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions impose on the Fund the credit risk that the counterpart will fail to honor its obligations. The assets of the Fund used to cover its options positions are deemed illiquid securities, see "Investment Restrictions" below. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Fund is limited to an investment not in excess of 5% of its total assets.

     The Fund may purchase and sell stock index futures contracts ("futures contracts") that are listed on the S&P MidCap Index for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in their prices. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price.

As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to the futures contracts it has purchased or sold. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     If the Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist.

     Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Federal Income Tax."

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

     Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowing funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  Warrants and Rights

     The Fund may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Fund, the warrant will expire and the Fund will suffer a loss on the price it paid for the warrant. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

  Convertible Securities

     Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in Common Stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Convertible Securities" in the SAI.

     The Fund will purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which rating may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. See "Description of Corporate Debt Ratings" in the SAI.

  Corporate Reorganizations

     Subject to the Fund's policy of investing at least 80% of its total assets in Mid Cap Common Stocks, the Fund may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Description of the Fund's Investment Securities" in the SAI.

  Investments in Small, Unseasoned Companies

     The Fund may invest up to 5% of its total net assets in small, less well known companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

  When Issued, Delayed Delivery Securities and Forward Commitments

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with the Fund's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

  Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  Repurchase Agreements

     The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund, more than 15% of its net assets would be so invested.

  Loans of Portfolio Securities

     To increase income, the Fund may lend its securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Fund's assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

  Portfolio Turnover

     Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's objectives. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30% of the Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Fund, the Fund expects to satisfy the 30% income test. The Adviser expects that the turnover of the Fund should not exceed 200%.

                            INVESTMENT RESTRICTIONS

     As a diversified investment company, 75% of the assets of the Fund are subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund also operates under certain investment restrictions which are deemed fundamental policies of the Fund and also may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the SAI, the Fund may not (except where specified):

          (i) invest more than 15% of the market value of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days;

          (ii) purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

          (iii) purchase securities while borrowings exceed 5% of its total assets;

          (iv) mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 10% of net assets; or

          (v) lend portfolio securities (including repurchase agreements) of value exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

     If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's investment securities will not be considered a violation of the Fund's restrictions.

     For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the SAI.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark currently has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years and currently manages the Performance Funds as well as various common and collective Funds. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC.

     Trustmark has an investment management staff of highly trained professionals who manage the assets of the Performance Funds. Douglas H. Ralston, CFA, Vice President and Trust Officer, with 5 years of investment experience with Trustmark, is responsible for the day-to-day management of the Fund. Prior to Trustmark, Mr. Ralston was employed by the Third National Bank of Nashville for 5 years.

     For the advisory services it provides to the Fund, Trustmark receives fees based on average daily net assets up to an annual rate of 0.75% of the Fund's average daily net assets.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Fund. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz receives from the Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman

Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus, the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund which are allocated to each share class based on the net assets of such class. Class specific expenses are charged directly to the share class which bears such expense.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser on behalf of the Fund. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Fund.

                              FUND SHARE VALUATION

     The net asset value per share is calculated at 4:15 p.m. (eastern time) for the Fund, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of each share class of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of each share class of the Fund's outstanding shares. All expenses, including fees paid to the Adviser and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.

                            PURCHASE OF FUND SHARES

     Orders for purchases of Institutional Class shares will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund for purchases of Institutional Class shares are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Trust maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement confirming transactions and dividends. The Trust reserves the right to reject any purchase order. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. The Fund does not accept third party checks. A separate application is required for Individual Retirement Account investments. The Trust and the Fund reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:15 p.m., eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                            Investors Fiduciary Trust Company
                            Kansas City, Missouri 64105
                            ABA 1010-0362-1
                            Account #751-2996
                            Further Credit to: The Performance Mid Cap Growth
                            Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or Tax Identification Number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call Furman Selz toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of the Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid on the shares to be exchanged. No service fee is imposed.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to PFD. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone exchanges are available only if the shareholder so indicates by checking the box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact PFD and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. A broker or investment adviser which has received any portion of a sales load or 12b-1 fee for the sale of such shares may not also receive a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund's name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund's name from which you are redeeming shares, and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund's name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.


     The above mentioned services "Telephone" and "Wire" are not available for IRAs and trust clients of Trustmark.


     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Fund who has redeemed shares may reinvest up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for IRAs), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Any such redemption in kind will be made in readily marketable securities. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to the Fund's acquisition of financial futures contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount, withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in its particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and currently consists of multiple separate portfolios or series, one of which is offered in this Prospectus. The Board of

Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     This Prospectus relates to the Institutional Class of the Fund's shares. The Fund also offers Consumer Service Class shares. Institutional Class shares and Consumer Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-727-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's Classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other
Information -- Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 Plan distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for the Fund may be compared to various unmanaged indices, such as the S&P MidCap Index and the Standard & Poor's 500 Index. Indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     The Fund retains Furman Selz as transfer agent. Furman Selz provides personnel necessary to perform shareholder servicing functions. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account, per year, and reimbursement for certain expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust, c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676).

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                                     [LOGO]

INVESTMENT ADVISER


Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201


SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


PFMCIC0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE MID CAP GROWTH FUND

   INSTITUTIONAL CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                Performance Funds'
                Investment Adviser

                            PERFORMANCE FUNDS TRUST
                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            THE MID CAP GROWTH FUND

     This Prospectus describes The Mid Cap Growth Fund (the "Fund") managed by Trustmark National Bank. This Prospectus relates only to the "Consumer Service Class" of the Fund's shares; certain investors may qualify to invest in the Fund's "Institutional Class," which is not offered hereby. See, "Other Information -- Capitalization." The Fund is a separate investment fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company, with distinct investment objectives and policies. The Fund pays certain expenses related to the distribution of its shares, calculated at an annual rate and based on a percentage of the average daily net assets.

     AN INVESTMENT IN THE FUND IS NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information ("SAI"), dated September 27, 1996 containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        -----
Fund Expenses...........................................................................     3
Fee Table...............................................................................     3
Financial Highlights....................................................................     4
Prospectus Summary......................................................................     5
Investment Objective, Policies and Practices............................................     7
Investment Restrictions.................................................................    13
Management of the Fund..................................................................    13
Fund Share Valuation....................................................................    17
Purchase of Fund Shares.................................................................    17
Individual Retirement Accounts..........................................................    18
Exchange Privileges.....................................................................    19
Redemption of Fund Shares...............................................................    19
Dividends, Distributions and Federal Income Tax.........................................    21
Other Information.......................................................................    23

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                                 FUND EXPENSES

     The following expense table lists the estimated costs and expenses that an investor in the Consumer Service Class may incur either directly or indirectly as a shareholder of the Fund based upon expenses incurred during the fiscal year ended May 31, 1996. The Fund's actual expenses in the future may be greater or less than those shown. Shareholders in the Consumer Service Class of the Fund may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund), to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage price)...................    none
Maximum Sales Load Imposed on Reinvested Dividends................................    none
Deferred Sales Load...............................................................    none
Redemption Fees...................................................................    none
Exchange Fees.....................................................................    none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees (after waiver)(3)........................................    0.60%
12b-1 Fees(4).....................................................................    0.25%
Other Expenses(5).................................................................    0.34%
                                                                                      ----
Total Fund Operating Expenses (after waiver)(3)...................................    1.19%
                                                                                      ====

(1) The Consumer Service Class of shares may be subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of the average net assets of the Fund) to which the Institutional Class is not subject.

(2) Shares of the Consumer Service Class of the Fund may be available through banks or other financial institutions which have entered into a dealer agreement with the Fund. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Absent waivers, the advisory fee would be 0.75% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.44%.

(4) 12b-1 fees may be increased to an annual rate of 0.35% of the Fund's average daily net assets.

(5) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. See "Management of the Fund -- Service Organizations" herein.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear.

EXAMPLE:*

     You would pay the following expenses on a $1,000 investment assuming a 5% gross annual return and redemption at the end of each time period:

             1 year.....................................................    $ 12
             3 years....................................................    $ 39
             5 years....................................................    $ 68
            10 years....................................................    $149

* This example should not be considered a representation of actual expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of future annual returns. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through May 31, 1996. The selected per share data and ratios have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements, including this data, appears in the Fund's 1996 Annual Report to Shareholders. This financial data should be read in conjunction with the related financial statements and notes thereto.

Selected Per Share Data and Ratios

                                                                     MID CAP GROWTH FUND
                                                         -------------------------------------------
                                                                   CONSUMER SERVICE CLASS
                                                         -------------------------------------------
                                                                                   FOR THE PERIOD
                                                          YEAR        YEAR        FEBRUARY 24, 1994
                                                          ENDED       ENDED       (COMMENCEMENT OF
                                                         MAY 31,     MAY 31,     OPERATIONS) THROUGH
                                                          1996        1995          MAY 31, 1994
                                                         -------     -------     -------------------
Net Asset Value, Beginning of Period...................  $ 11.11     $ 9.60            $ 10.00
                                                         -------     -------           -------
Income from Investment Operations:
  Net investment income................................     0.10       0.11               0.03
  Net gain/(loss) on securities (both realized and
     unrealized).......................................     3.44       1.51              (0.40)
                                                         -------     -------           -------
  Total from Investment Operations.....................     3.54       1.62              (0.37)
                                                         -------     -------           -------
Less Distributions:
  Dividends from net investment income.................    (0.10)     (0.11 )            (0.03)
  Distributions from capital gains.....................    (0.50)        --                 --
                                                         -------     -------           -------
  Total Distributions..................................    (0.60)     (0.11 )            (0.03)
                                                         -------     -------           -------
Net Asset Value, End of Period.........................  $ 14.05     $11.11            $  9.60
                                                         =======     ======      ===============
Total Return...........................................    32.76%     17.06 %            (3.70)%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).............  $ 1,437     $  277            $    35
  Ratio of Expenses to Average Net Assets..............     1.23%      1.21 %             1.18%*
  Effect of waivers/reimbursements on expense ratio....     0.16%      0.26 %             1.00%*
  Ratio of Net Investment Income to Average Net
     Assets............................................     0.79%      1.12 %             1.35%*
  Portfolio Turnover Rate..............................       28%     20.39 %             5.88%
  Average Commission Rate(a)...........................  $0.1070         --                 --

---------------
* Annualized

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

INDEX COMPARISON

     The information set forth below compares the performance of a hypothetical investment of $10,000 in the Fund's Consumer Service Class of shares to an industry index. Performance is compared from February 24, 1994 (commencement of operations) through May 31, 1995 and for the fiscal years ended May 31, 1995 and May 31, 1996.

                                  Redemption
      Measurement Period             Value        S&P Mid Cap
    (Fiscal Year Covered)          ($10,000           400
May 31,                                   9630            9610
Aug. 31,                                 10090           10091
Nov. 30,                                  9548            9562
Feb. 28,                                 10478           10261
May 31,                                  11270           10907
Aug. 31,                                 12635           12163
Nov. 30,                                 13129           12667
Feb. 29,                                 13787           13252
May 31,                                  14962           14013
--------------------------------------------------------------------------------
                                  May 31,                       Feb. 28,                                Feb. 29,
                                    1994    Aug. 31,  Nov. 30,    1995    May 31,   Aug. 31,  Nov. 30,    1996    May 31,
------------------------------------------------------------------------------------------------------------------
 Redemption Value ($10,000
 Investment) Since Inception       9,630     10,090    9,548     10,478    11,270    12,635    13,129    13,787    14,962
------------------------------------------------------------------------------------------------------------------
 S&P Mid Cap 400                   9,610     10,091    9,562     10,261    10,907    12,163    12,667    13,252    14,013

--------------------------------------------------------------------------------

     Without fee waiver, performance would have been lower. Past performance does not predict future results.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND


     The Fund's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap Index. The Fund will seek to achieve this objective by investing primarily in common stocks of mid-sized companies (those with market capitalization ranging from $200 million to $5.2 billion), including common stocks listed on the S&P MidCap Index (collectively, "Mid Cap Common Stocks") which the Fund's investment adviser believes are likely to outperform the S&P MidCap Index. Although the Fund may also invest in the types of investment grade fixed income instruments described under "Investment Objective, Policies and Practices" herein, and may use various special investment techniques, under normal market conditions the Fund will invest at least 80% of its total assets in Mid Cap Common Stocks. Under normal market conditions, up to 20% of the Fund's total assets may be invested in options, warrants, futures contracts, preferred stock, investment grade debt securities and securities convertible into common or preferred stock. See "Investment Objectives, Policies and Practices." There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the SAI are fundamental and may not be changed without shareholder approval.

RISK FACTORS

     There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates, reflecting fluctuations in the market value of its portfolio securities. Investors should consider the risks associated with investing in Mid Cap Common Stocks. While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors. The Fund may invest in options, warrants, futures contracts, investment grade convertible securities and may engage in short sales. For additional information concerning the investment policies, practices and risk considerations of the Fund, see "Management of the Fund" and "Investment Objectives, Policies and Practices" in this Prospectus. See also the SAI.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark currently has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. For its services, the Adviser receives from the Fund a fee based on average daily net assets up to an annual rate of 0.75% of the average daily net assets of the Fund. Trustmark has been managing trust monies for over 40 years and currently manages various common and collective funds. See "Fee Table" and "Management of the Fund" in this Prospectus.

     Furman Selz Incorporated ("Furman Selz") acts as Sponsor and Administrator to the Fund and provides certain management and administrative services to the Fund, for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Consumer Service Class of the Fund are offered at net asset value without a sales load. Only certain investors are eligible to invest in the "Institutional Class" of the Fund's shares. See "Purchase of Fund Shares" and "Other Information--Capitalization." Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Purchases may only be made in cash with a minimum initial investment in the Fund of $1,000 which may be waived for certain accounts. Subsequent investments must be at least $100.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Investors are not required to purchase Fund shares through or maintain an account with a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or, if previously authorized, by telephone. The Fund reserves the right to redeem upon not less than 30 days' written notice all shares in the Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

                  INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

     The Fund's investment objective is to seek growth of capital by attempting to outperform the S&P MidCap Index. The Fund will attempt to achieve its objective by purchasing common stocks of mid-sized companies (companies with market capitalization ranging from $200 million to $5.2 billion), including common stocks listed on the S&P MidCap Index (collectively, "Mid Cap Common Stocks"). There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions, which are described herein and in the SAI, are fundamental and may not be changed without shareholder approval. The Fund's other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

     Although under normal market conditions the Fund intends to invest all of its assets in Mid Cap Common Stocks (and in no event less than 80% of the Fund's total assets), the Fund may invest up to 20% of its assets in other types of investment grade fixed income securities of such mid-sized companies (primarily preferred stock, debt securities and securities convertible into common or preferred stock) and in options, warrants and futures contracts with respect to such companies, as determined by the Fund's Adviser. When warranted by business or financial conditions, the Fund may invest temporarily for defensive purposes without limitation in investment grade debt securities, preferred stock, obligations of the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), or in short-term (maturing in less than one year) money market instruments, including commercial paper rated "A-1" or better by Standard & Poor's Corporation ("S&P") or "P-1" or better by Moody's Investors Services ("Moody's").

     In June 1991, S&P introduced the S&P MidCap Index covering middle size companies traded in the United States. The S&P MidCap Index contains 400 domestic stocks with market capitalization ranging from $200 million to $5.2 billion. The median market capitalization is about $600 million. This index, which complements the widely used S&P's 500 Index, was developed in response to widespread interest in the U.S. and international investment communities in a way to track and invest in a broad base of companies with market capitalizations smaller than those in the "500" but still large enough to be liquid and easily traded by large investors.

     The Adviser will rely extensively upon computer models developed by it for stock selection. The disciplined approach which is based on input of the Fund's companies' fundamentals allows it to rank the 400 stocks in the S&P MidCap Index in order of attractiveness. The Fund, depending on the size, will contain anywhere from approximately 40 to 120 of the most attractive stocks ranked by the model. The Adviser may also rely upon other factors both fundamental and non-fundamental in determining the composition of the Fund.

     Factors considered by the Adviser when selecting the most attractive stocks include the following: (1) company profitability; (2) dividend yield; (3) earnings volatility; (4) proprietary valuation model;

(5) proprietary analysis of earnings momentum; (6) relative valuation and relative earnings momentum; and (7) composite rank.

MID CAP COMMON STOCKS

     Under normal market conditions, the Fund will invest at least 80% of the value of its total net assets in Mid Cap Common Stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

OTHER INVESTMENTS AND RELATED RISK FACTORS

  Options and Futures Contracts

     The Fund may invest in options or futures contracts listed on the S&P MidCap Index as a means of achieving additional return or of hedging the value of the Fund. A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. When the Fund sells an option on a current Fund security which gives the holder of the option the right to buy the underlying security from the Fund a specified time and a specified price, such an option is considered a "covered" option.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions impose on the Fund the credit risk that the counterpart will fail to honor its obligations. The assets of the Fund used to cover its options positions are deemed illiquid securities, see "Investment Restriction" below. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Fund is limited to an investment not in excess of 5% of its total assets.

     The Fund may purchase and sell stock index futures contracts ("futures contracts") that are listed on the S&P MidCap Index for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in their prices. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to the futures contracts it has purchased or sold. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     If the Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist.

     Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Federal Income Tax."

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

     Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowing funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  Warrants and Rights

     The Fund may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Fund, the warrant will expire and the Fund will suffer a loss on the price it paid for the warrant. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

  Convertible Securities

     Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in Common Stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Convertible Securities" in the SAI.

     The Fund will purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which rating may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. See "Description of Corporate Debt Ratings" in the SAI.

  Corporate Reorganizations

     Subject to the Fund's policy of investing at least 80% of its total assets in Mid Cap Common Stocks, the Fund may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Description of the Fund's Investment Securities" in the SAI.

  Investments in Small, Unseasoned Companies

     The Fund may invest up to 5% of its total net assets in small, less well known companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

  When Issued, Delayed Delivery Securities and Forward Commitments

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with the Fund's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

  Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  Repurchase Agreements

     The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund, more than 15% of its net assets would be so invested.

  Loans of Portfolio Securities

     To increase income, the Fund may lend its securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Fund's assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

  Portfolio Turnover

     Purchases and sales are made for the Fund whenever necessary, in the Adviser's opinion, to meet the Fund's objectives. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30% of the Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Fund, the Fund expects to satisfy the 30% income test. The Adviser expects that the turnover of the Fund should not exceed 200%.

                            INVESTMENT RESTRICTIONS

     As a diversified investment company, 75% of the assets of the Fund are subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund also operates under certain investment restrictions which are deemed fundamental policies of the Fund and also may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the SAI, the Fund may not (except where specified):

          (i) invest more than 15% of the market value of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days;

          (ii) purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

          (iii) purchase securities while borrowings exceed 5% of its total assets;

          (iv) mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 10% of net assets; or

          (v) lend portfolio securities (including repurchase agreements) of value exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

     If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's investment securities will not be considered a violation of the Fund's restrictions.

     For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the SAI.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark currently has assets in excess of $1 billion under management. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years and currently manages the Performance Funds as well as various common and collective Funds. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC.

     Trustmark has an investment management staff of highly trained professionals who manage the assets of the Performance Funds. Douglas H. Ralston, CFA, an Assistant Vice President and Trust Officer, with 3 years of investment experience with Trustmark, is responsible for the day-to-day management of the Fund. Prior to Trustmark, Mr. Ralston was employed by the Third National Bank of Nashville for 5 years.

     For the advisory services it provides to the Fund, Trustmark receives fees based on average daily net assets up to an annual rate of 0.75% of the Fund's average daily net assets.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Fund. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as the Distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Under the Distribution Plan ("the Plan") adopted by the Trust, the Fund may pay directly or reimburse PFD monthly (subject to a limit of 0.35% per annum of the Fund's average daily net assets) for costs and expenses of PFD in connection with the distribution of Fund shares. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of PFD, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees,
(iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by PFD in any given year in excess of the maximum amount payable under the Plan for the Fund in that year.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund, (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz receives from the Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Class shareholders are not required not to purchase shares through a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund and are in turn allocated to each share class based on the net assets of each share class. Class specific expenses directly attributable to a specific class are charged to such class.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser on behalf of the Fund. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received on behalf of the Fund.

                              FUND SHARE VALUATION

     The net asset value per share is calculated at 4:15 p.m. (eastern time) for the Fund, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of each share class of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of each share class of the Fund's outstanding shares. All expenses, including fees paid to the Adviser and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.

                            PURCHASE OF FUND SHARES

     Orders for purchase of Consumer Service Class Shares will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Trust maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase. The Fund does not accept third party checks.

     Minimum Purchase Requirements. The minimum initial investment in the Fund is $1,000, except that the minimum is $250 for an IRA, other than an IRA for which Trustmark serves as trustee. Subsequent investments must be at least $100, or $50 for an IRA. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. PFD reserves the right to reject purchase orders.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:15 p.m., eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                            Investors Fiduciary Trust Company
                            Kansas City, Missouri 64105
                            ABA #1010-0362-1
                            Account #751-2996
                            Further Credit to: The Performance MidCap Growth
                            Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and the social security or Tax Identification Number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder, in addition, there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call Furman Selz toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of the Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum amount for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid on the shares to be exchanged. No service fee is imposed.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to PFD. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; (iii) the dollar or share amount you wish to exchange. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone exchanges are available only if the shareholder so indicates by checking the box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. See "Fund Share Valuation" A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact PFD and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. A broker or investment adviser which has received any portion of a sales load or 12b-1 fee for the sale of such shares may not also receive a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund's name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund's name from which you are redeeming shares, and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund's name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     The above mentioned services "Telephone" and, "Wire" are not available for IRAs and trust clients of Trustmark.

     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500 ($250 for IRAs), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Any such redemption in kind will be made in readily marketable securities. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of net investment income (regardless of whether derived from dividends, interest or short-term capital gains) generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to the Fund's acquisition of financial futures contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations. Pending tax law proposals may effect the dividends-received deduction.


     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount, withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in its particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and currently consists of multiple separate portfolios or series, one of which is offered in this Prospectus. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

     This Prospectus relates to the Consumer Service Class of the Fund's shares. The Fund also offers Institutional Class shares which are offered only to employees (and family members) of Trustmark, the Distributor, Administrator and affiliates and correspondents, Trustees of the Trust (and family members), Directors of Trustmark (and family members) and certain institutional investors, which make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Fund or which is a purchaser through (or with proceeds of a distribution from) a trust, investment management or other fiduciary account managed or administered by the Adviser, its affiliates or correspondents pursuant to a written contract (except for asset allocation or "wrap" accounts). Institutional Class shares and Consumer Service Class shares are identical in all respects with the exception that the Consumer Service Class shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other Information--Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 Plan distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for the Fund may be compared to various unmanaged indices, such as the S&P MidCap Index and the Standard & Poor's 500 Index. Indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     The Fund retains Furman Selz as transfer agent. Furman Selz provides personnel necessary to perform shareholder servicing functions. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account, per year, and reimbursement for certain expenses.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust, c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676).

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

PFMCCC0995

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE MID CAP GROWTH FUND

   CONSUMER SERVICE CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                Performance Funds'
                Investment Adviser

                            PERFORMANCE FUNDS TRUST
                      THE U.S. TREASURY MONEY MARKET FUND

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     This Prospectus describes The U.S. Treasury Money Market Fund (the "Fund"), a separate fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company. The Trust consist of six funds; the Money Market Fund, the Short Term Fixed Income Fund, the Mid Cap Growth Fund, the Intermediate Term Fixed Income Fund, and the Equity Fund, which are described in another prospectus and The U.S. Treasury Money Market Fund. This Prospectus relates only to the "Institutional Class" of shares of the Fund which only certain investors are qualified to purchase. The Fund also has a "Consumer Service Class" of shares. See, "Other Information -- Capitalization."

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information (the "SAI"), dated September 27, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information numbers printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Prospectus Summary....................................................................    3
Fund Expenses.........................................................................    5
Fee Table.............................................................................    5
The Investment Policies of the Fund...................................................    6
Management of the Fund................................................................    6
Fund Share Valuation..................................................................    9
Pricing and Purchase of Fund Shares...................................................    9
Individual Retirement Accounts........................................................   10
Exchange Privileges...................................................................   10
Redemption of Fund Shares.............................................................   11
Dividends, Distributions and Federal Income Tax.......................................   13
Other Information.....................................................................   14

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The Fund invests exclusively in obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government as to payment of principal and interest and which have remaining maturities not exceeding one year. United States Treasury securities consist of bills, notes and bonds, which generally differ only in their interest rates, maturities and times of issuance. The Fund may purchase U.S. Treasury obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of commitment to purchase. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the United States Government, nor does it enter into repurchase agreements.

     Interest on United States Treasury obligations is exempt from state and local income taxes under federal law; the interest is not exempt from federal income tax. However, shareholders of the Fund do not directly receive interest on United States Treasury obligations, but rather receive dividends from the Fund that are derived from such interest. Most, but not all, states allow the character of the Fund's income to pass through to its shareholders, so that distributions from the Fund derived from interest that is exempt from state and local income taxes when received directly by a taxpayer also are exempt from such taxes when earned as a shareholder of the Fund. See "Taxes."

RISK FACTORS

     There is no assurance that the Fund will achieve its investment objective. For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Investment Policies and Practices of the Fund." See also the SAI.

     Changes in market interest rates will affect the market value of the Fund's portfolio investments. When interest rates rise, the market value of the Fund's securities may decline. Conversely, when interest rates decline, their market values may rise. This fluctuation in market value may result in a gain or loss to investors. The Fund may hold its investments to maturity and receive the entire face amount of the securities, or the Fund may sell its investments at a gain or loss before maturity.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark currently has assets in excess of $1 billion. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. For its services, the Adviser receives from the Fund fees at annual rates of the Fund's average daily net assets. Trustmark manages three other mutual funds and has been managing trust monies for over 40 years. See "Fee Table" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as Administrator to the Fund and provides certain management and administrative services to the Fund for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Institutional Class and the Consumer Service Class of the Fund are offered at net asset value without a sales load. However, Consumer Service Class shares may be subject to certain Rule 12b-1 distribution fees to which the Institutional Class is not subject. See "Fund Share Valuation," "Pricing of Fund Shares" and "Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": employees (and family members) of Trustmark, the Distributor, Administrator and affiliates and correspondents, Trustees of the Trust (and family members), Directors of Trustmark (and family members) and certain institutional investors, at net asset value without a sales load, which make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Fund or which is a purchaser through (or with proceeds of a distribution from) a trust, investment management or other fiduciary account managed or administered by the Adviser, its affiliate or correspondents pursuant to a written contract (except for asset allocation or "wrap" accounts). Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Investors are not required to purchase Fund shares through or maintain an account with a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or if previously authorized by telephone. The Fund reserves the right to redeem upon not less than 30 days' written notice all shares in the Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

                                 FUND EXPENSES

     The following expense table lists the costs and expenses that an investor in the Institutional Class of shares will incur either directly or indirectly as a shareholder of the Fund based upon the Fund's projected operating expenses for the first year of operations. Shareholders in the Consumer Service Class of the Fund are subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of average net asset of the Fund) to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

                                                                                     THE FUND
                                                                                     --------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage price)....................      none
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering
  price)...........................................................................      none
Deferred Sales Load (as a percentage of redemption proceeds).......................      none
Redemption Fees....................................................................      none
Exchange Fees......................................................................      none
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets annualized)
Investment Advisory Fees...........................................................     0.30%
12b-1 Fees(1)......................................................................      none
Other Expenses(3)..................................................................     0.28%
Total Fund Operating Expenses......................................................     0.58%

---------------

(1) The Consumer Service Class of shares may be subject to certain Rule 12b-1 Plan distribution fees (annually up to 0.35% of average net assets of the Fund) to which the Institutional Class is not subject.

(2) Shares of the Institutional Class of the Fund may be available through a trust, investment management or other fiduciary account managed or administered by the Adviser, its correspondents or affiliates. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(3) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The Fund currently pays no such fees to any Service Organizations. See "Servicing Organizations" on Page 7.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund might bear.

Example:*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                THE
                                                                                FUND
                                                                                ----
        1 year................................................................  $ 6
        3 years...............................................................  $19

---------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE ANNUAL RETURNS. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                      THE INVESTMENT POLICIES OF THE FUND

     The investment objective of the Fund is to achieve as high a level of current income as is consistent with preservation of capital and liquidity. The Fund will invest exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding one year and a dollar-weighted average maturity not exceeding 90 days. There is no assurance that this objective will be attained. There is no assurance that this objective will be attained. The SAI contains specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.

WHEN-ISSUED SECURITIES

     The Fund may purchase U.S. Treasury obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. For purposes of determining the Fund's weighted average maturity, the maturity of a when-issued security is calculated from its commitment date. Purchasing U.S. Treasury obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers, and financial institutions to increase current income. All loans of securities must be continuously secured by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned plus the interest payable with respect to the loan.

     As a condition of the loan, the Fund must have the right to call the loan and obtain the return of the securities loaned within five business days. Moreover, the Fund will receive any interest or dividends paid on the loaned securities. The Fund will not lend portfolio securities to Trustmark National Bank, or to any affiliate of Trustmark National Bank or to any other affiliate of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark currently has under management assets in excess of $1 billion. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC, the Federal Reserve Board or any other agency.

     For the advisory services it provides to the Fund, Trustmark will receive monthly fees based on average daily net assets at the annual rate of 0.30%.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and LLC. Furman Selz Incorporated, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Fund. PFD, an affiliate of Furman Selz, acts as Distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the service performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund, and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz receives from the Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services, and BISYS to compensate Furman Selz for its efforts.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. if a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, Performance Funds Distributor, Inc. or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of the the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales of portfolio securities are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

                              FUND SHARE VALUATION

     The net asset value per share of the Fund is calculated at 12:00 Noon (Eastern time) Monday through Friday, on each day the New York Stock Exchange is open for trading. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Adviser, Furman Selz and the Fund, are accrued daily and taken into account for the purpose of determining the net asset value. The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that a net asset value of $1.00 per share can be maintained.

                      PRICING AND PURCHASE OF FUND SHARES

     Orders for purchases of shares of the Fund will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.

     Minimum Purchase Requirements. The minimum initial investment in the Fund is $1,000, except that the minimum is $250 for an IRA, other than an IRA for which Trustmark serves as trustee. Subsequent investments must be at least $100, or $50 for an IRA. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. the Fund reserves the right to reject purchase orders.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 12:00 noon, Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instruction from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking Systems or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                            Investors Fiduciary Trust Company
                            Kansas City, Missouri 64105
                            ABA #1010-0362-1
                            Account #751-2996
                            Further Credit to: The U.S. Treasury Money Market
                            Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Shoud any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on either the fifth or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call Furman Selz toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum for subsequent exchanges is $100. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to PFD. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. If shares are redeemed through a broker-dealer or investment adviser, such redemption is complete upon receipt by the broker-dealer or investment adviser of the shareholder's redemption request.

See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and its provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact the Fund, and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by your broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. A broker or investment adviser which has received any portion of a sales load or 12b-1 fee for the sale of such shares may not also receive a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($100 minimum, no maximum) feature is available. Checks are free and may be obtained from the Fund. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above mentioned services "Telephone, Wire and Check Writing" are not available for IRAs and trust clients of Trustmark.

     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchased sufficient shares to bring the value of the account above $500 ($250 for IRAs), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of any emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund intends to elect and to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Code. By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Dividends of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, including an "exempt-interest" dividend, will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distribution are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount, withhold may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax-purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION
CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and currently consists of six separate portfolios or series, two money market funds, one of which is described in this Prospectus, and four other investment funds, which are described in a separate prospectus. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     This Prospectus relates to the Institutional Class of the Fund's shares. The Fund also offers Consumer Service Class shares sold with a sales load. Institutional Class shares are offered only to employees (and family members) of Trustmark, the Distributor, Administrator and affiliates and correspondents, Trustees of the Trust (and family members), Directors of Trustmark (and family members) and certain institutional investors, at net asset value without a sales load, which make an initial investment of one million dollars or more or who, at the time of purchase, have a balance of one million dollars or more in the Fund or which is a purchaser through (or with proceeds of a distribution from) a trust, investment management or other fiduciary account managed or administered by the Adviser, its affiliate or correspondents pursuant to a written contract (except for asset allocation or "wrap" accounts). Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect only the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other
Information -- Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders in the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 Plan distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the investment income per share during a particular 7-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over the periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that will dividends and distributions are reinvested when paid.

     Performance information for the Fund may be compared to various unmanaged indices, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Furman Selz acts as the Trust's transfer agent. The Trust compensates Furman Selz, the Trust's administrator, for providing personnel and facilities to perform shareholder servicing and transfer agency related services for the Trust at a rate intended not to exceed the cost of providing such services.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676).

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
348 East Capitol Street
Jackson, Mississippi 39201

SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
348 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

   THE U.S. TREASURY MONEY
   MARKET FUND

   INSTITUTIONAL CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                      [LOGO]

                   Performance Funds'
                   Investment Adviser

                            PERFORMANCE FUNDS TRUST
                      THE U.S. TREASURY MONEY MARKET FUND

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017

                        GENERAL AND ACCOUNT INFORMATION:
                            (800) PERFORM (737-3676)

                 TRUSTMARK NATIONAL BANK -- INVESTMENT ADVISER

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

               PERFORMANCE FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     The Prospectus describes The U.S. Treasury Money Market Fund (the "Fund"), a separate fund of Performance Funds Trust (the "Trust"), a Delaware business trust and registered management investment company. The Trust consists of six funds; the Money Market Fund, the Short Term Fixed Income Fund, the Mid Cap Growth Fund, the Intermediate Term Fixed Income Fund, and the Equity Fund, which are described in another prospectus, and The U.S. Treasury Money Market Fund. This Prospectus relates only to the "Consumer Service Class" of shares of the Fund; certain investors may qualify to invest in the Fund's "Institutional Class," which is not offered hereby. See, "Other Information -- Capitalization."

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED BY TRUSTMARK NATIONAL BANK OR ITS AFFILIATES AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

     A Statement of Additional Information (the "SAI"), dated September 27, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information numbers printed above.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY
                       REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                            ------------------------

                               September 27, 1996

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
Prospectus Summary...................................................................     3
Fund Expenses........................................................................     5
Fee Table............................................................................     5
Investment Policies of the Fund......................................................     6
Management of the Fund...............................................................     6
Fund Share Valuation.................................................................     9
Pricing of and Purchase of Fund Shares...............................................     9
Individual Retirement Accounts.......................................................    11
Exchange Privileges..................................................................    11
Redemption of Fund Shares............................................................    12
Dividends, Distributions and Federal Income Tax......................................    13
Other Information....................................................................    15

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The Fund invests exclusively in obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government as to payment of principal and interest and which have remaining maturities not exceeding one year. United States Treasury securities consist of bills, notes and bonds, which generally differ only in their interest rates, maturities and times of issuance. The Fund may purchase U.S. Treasury obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of commitment to purchase. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the United States Government, nor does it enter into repurchase agreements.

     Interest on United States Treasury obligations is exempt from state and local income taxes under federal law; the interest is not exempt from federal income tax. However, shareholders of the Fund do not directly receive interest on United States Treasury obligations, but rather receive dividends from the Fund that are derived from such interest. Most, but not all, states allow the character of the Fund's income to pass through to its shareholders, so that distributions from the Fund derived from interest that is exempt from state and local income taxes when received directly by a taxpayer also are exempt from such taxes when earned as a shareholder of the Fund. See "Taxes."

RISK FACTORS

     There is no assurance that the Fund will achieve its investment objective. For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Investment Policies and Practices of the Fund." See also the SAI.

     Changes in market interest rates will affect the market value of the Fund's portfolio investments. When interest rates rise, the market value of the Fund's securities may decline. Conversely, when interest rates decline, their market value may rise. This fluctuation in market value may result in a gain or loss to investors. The Fund may hold its investments to maturity and receive the entire face amount of the securities, or the Fund may sell its investments at a gain or loss before maturity.

MANAGEMENT OF THE FUND

     Trustmark National Bank ("Trustmark" or the "Adviser") acts as investment adviser to the Fund. Trustmark currently has assets in excess of $1 billion. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. For its services, the Adviser receives from the Fund fees at annual rates of the Fund's average daily net assets. Trustmark manages three other mutual funds and has been managing trust monies for over 40 years. See "Fee Table" and "Management of the Funds" in this Prospectus.

     Furman Selz Incorporated ("Furman Selz") acts as Administrator to the Fund and provides certain management and administrative services to the Fund for which the Fund pays a fee at an annual rate based upon the Fund's average daily net assets. Performance Funds Distributor, Inc. ("PFD") is the Distributor for the Trust and distributes the Fund's shares and may be reimbursed for certain of its distribution related expenses.

PURCHASES

     Shares of the Institutional Class of the Funds are offered at net asset value without a sales load. Shares of the Consumer Service Class of the Funds are offered at net asset value plus a sales load, where applicable. See

"Fund Share Valuation," "Pricing of Fund Shares" and "Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": trusts, or investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement (except asset allocation or "wrap" accounts), Trustees of the Trust (and family members), Directors of Trustmark (and family members), employees (and family members) of Trustmark, the Distributor, Administrator, and affiliates and correspondents and any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Trustmark or its affiliates or correspondents, pursuant to a written agreement, who make an initial investment of one million dollars or more or who, at the time of purchase have a balance of one million dollars or more in the Funds. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

SERVICE ORGANIZATIONS

     The Fund may pay fees to various banks (including Trustmark), trust companies, broker-dealers and other financial organizations ("Service Organizations") for providing administrative services for the Fund, such as maintaining shareholder accounts and records. Investors are not required to purchase Fund shares through or maintain an account with a Service Organization.

REDEMPTIONS

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Redemptions may be made by letter or if previously authorized by telephone. The Fund reserves the right to redeem upon not less than 30 days' written notice all shares in the Fund account which, as a result of shareholder redemption, has a value below $500 ($250 for Individual Retirement Accounts ("IRAs")).

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays its net investment income to shareholders of record in accordance with the schedule set forth under "Dividends, Distributions and Federal Income Tax." Any net realized long-term capital gains will be distributed annually. All dividends and distributions will be automatically reinvested at net asset value in additional shares of the Fund unless cash payment is requested.

                                 FUND EXPENSES

     The following expense table lists the costs and expenses that an investor in the Consumer Service Class of shares will incur either directly or indirectly as a shareholder of the Fund based upon the Fund's projected operating expenses for the first year of operations. Shareholders in the Consumer Service Class of the Fund are subject to Rule 12b-1 Plan distribution fees (annually up to 0.35% of average net assets of the Fund) to which the Institutional Class is not subject. The Institutional Class of shares is only available to certain qualified investors.

                                   FEE TABLE

                                                                                 THE FUND
                                                                                 --------
    SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases (as a percentage price)............     none
    Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
      offering price)..........................................................     none
    Deferred Sales Load (as a percentage of redemption proceeds)...............     none
    Redemption Fees............................................................     none
    Exchange Fees..............................................................     none
    ANNUAL FUND OPERATING EXPENSES(1)
    (as a percentage of average net assets annualized)
    Investment Advisory Fees(2)................................................    0.30%
    12b-1 Fees(3)..............................................................    0.25%
    Other Expenses(4)..........................................................    0.20%
                                                                                 --------
    Total Fund Operating Expenses..............................................    0.75%
                                                                                 =======

---------------

(1) Shares of the Consumer Service Class of the Fund are available only through banks or other financial institutions which have entered into a dealer agreement with Furman Selz. Such institutions may provide a variety of services at varying fees to customers and, although such fees are not fund-related, the fees must be paid by customers in order to purchase Fund shares.

(2) The Adviser has agreed to limit its fees during the first six months of Fund
    operations to the following annualized rate:           .

(3) The Distributor has agreed to limit 12b-1 fees to 0.25% of the Fund's average net assets during the first six months of operations after which such fees may be increased to no more than 0.35% for the Fund.

(4) Certain Service Organizations may receive additional fees from the Fund in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The Fund currently pays no such fees to any Service Organizations. See "Service Organizations" on page 8.

     The purpose of this table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund might bear.

Example:*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                THE
                                                                                FUND
                                                                                ----
        1 year................................................................  $ 8
        3 years...............................................................  $24

---------------

* This example should not be considered a representation of actual expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of future annual returns. Actual return may be greater or less than the assumed amount.

                      THE INVESTMENT POLICIES OF THE FUND

     The investment objective of the Fund is to achieve as high a level of current income as is consistent with preservation of capital and liquidity. The Fund will invest exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding one year and a dollar-weighted average maturity not exceeding 90 days. There is no assurance that this objective will be obtained. The SAI contains specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objective are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objective and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may be changed by the Board of Trustees without shareholder approval.

  WHEN-ISSUED SECURITIES

     The Fund may purchase U.S. Treasury obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase municipal obligations on a when issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Any gains realized in such sales would produce taxable income. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. For purposes of determining the Fund's weighted average maturity, the maturity of a when-issued security is calculated from its commitment date. Purchasing U.S. Treasury obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LOANS OF PORTFOLIO SECURITIES

     The Fund may loan its portfolio securities to brokers, dealers and financial institutions to increase current income. All loans of securities must be continuously secured by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned plus the interest payable with interest to the loan.

     As a condition of the loan, the Fund must have the right to call the loan and obtain the return of the securities loaned within five business days. Moreover, the Fund will receive any interest or dividends paid on the loaned securities. The Fund will not lend portfolio securities to Trustmark National Bank, or to any affiliate of Trustmark National Bank or to any other affiliate of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

     The Investment Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201, serves as investment adviser to the Fund. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     Trustmark currently has under management assets in excess of $1 billion. It was founded in 1890 and is the second largest commercial bank headquartered in Mississippi. Trustmark has been managing trust monies for over 40 years. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC, the Federal Reserve Board or any other agency.

     For the advisory services it provides to the Fund, Trustmark will receive monthly fees based on average daily net assets at the annual rate of 0.30%.

     Based upon the advice of its counsel, Trustmark believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Trustmark from continuing to perform such services for the Fund. If Trustmark were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

     The Sponsor, Distributor and Administrator. Furman Selz Incorporated, 230 Park Avenue, New York, New York 10169, acts as the Sponsor and Administrator of the Fund. Performance Funds Distributor, Inc., an affiliate of Furman Selz, acts as distributor of the Fund's shares. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds.

     Under the Distribution Plan ("the Plan") adopted by the Trust, the Fund may pay directly or reimburse Performance Funds Distributor, Inc. monthly (subject to a limit of 0.25% per annum of the Fund's average daily net assets during the first six months of the Fund's operations and up to 0.35% per annum thereafter) for costs and expenses of Performance Funds Distributor, Inc. in connection with the distribution of Fund shares. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of Furman Selz, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by Performance Funds Distributor, Inc. in any given year in excess of the maximum amount payable under the Plan for the Fund in that year.

     Administrative Services. The Fund has entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the service performed by the Fund's Investment Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund, and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees, and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz receives from the Fund a monthly fee at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Shareholder Servicing Agreement between the Trust and the Administrator, Furman Selz receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for the Fund described therein, for an annual fee of $30,000 plus out-of-pocket expenses.

     On June 28, 1996, Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides that by the end of 1996 Furman Selz will exit the mutual funds business and recommend BISYS to Furman Selz's existing fund clients to replace Furman Selz for mutual fund administration, distribution, fund accounting and transfer agency services, and BISYS to compensate Furman Selz for its efforts.

     BISYS, headquartered in Little Falls, N.J., supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers, and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with 18 of the nation's leading bank and investment management companies. BISYS trades on NASDAQ under the symbol BISYS.

     As of the date of this prospectus the Board of Trustees of the Fund is considering alternatives to Furman Selz LLC as service provider to the Fund. The Board will decide on Furman Selz's replacement by January 1, 1997. Shareholders of the Fund will be notified of such decision.

     Service Organizations. Various banks (including Trustmark), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative service for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Investors are not required to purchase shares through or maintain an account with a Service Organization.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities law on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, Performance Funds Distributor, Inc. or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

     Portfolio Transactions. Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales of portfolio securities are generally placed by the Adviser with broker-dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

                              FUND SHARE VALUATION

     The net asset value per share of the Fund is calculated at 12 noon (eastern time) Monday through Friday, on each day the New York Stock Exchange is open for trading. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Adviser, Furman Selz and PFD, are accrued daily and taken into account for the purpose of determining the net asset value. The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that a net asset value of $1.00 per share can be maintained.

                      PRICING AND PURCHASE OF FUND SHARES

     Orders for purchases of shares of the Fund will be executed at the net asset value per share next determined after an order has been received. All monies received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.

     Minimum Purchase Requirements. The minimum initial investment in the Fund is $1,000, except that the minimum is $250 for an IRA, other than an IRA for which Trustmark serves as trustee. Subsequent investments must be at least $100, or $50 for an IRA. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Fund reserves the right to reject purchase orders.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 12:00 noon, eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instruction from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact the Fund. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at 1-800-737-3676.

     Then, have your bank wire funds using the following instructions:

                              Investors Fiduciary Trust Company
                              Kansas City, Missouri 64105
                              ABA #1010-0362-1
                              Account #751-2996
                              Further Credit to: The US Treasury Money Market
                              Fund

     As long as you have received the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all distributions and social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     By Automatic Investment. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in the Fund through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50.00 on the fifth and/or twentieth day of each month into their established Fund Account. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Fund for more information about the Automatic Investment Program.

     By Payroll Direct Deposits. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in the Fund. Participants in the Payroll Direct Deposit program may make periodic investments of at least $20.00 per pay period. Contact the Fund for more information about Payroll Direct Deposits.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each shareholder; in addition there will be charged a $10.00 termination fee when the account is closed. For more information and IRA information, call Furman Selz toll free at 1-800-737-3676.

                              EXCHANGE PRIVILEGES

     The Fund offers two convenient ways to exchange shares in one of the Performance Funds for shares in another Performance Fund. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will be made. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000 and the minimum for subsequent exchanges is $100. Shareholders exchanging shares of the Fund for shares of the Equity, Fixed Income and Short-Term Fixed Income Funds will be subject to a sales load. Before making an exchange, shareholders should review the Prospectus of the Fund into which the exchange is being made. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number or TIN as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions, simply call the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone exchanges are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Fund. If shares are redeemed through a broker-dealer or investment adviser, such redemption is complete upon receipt by the broker-dealer or investment adviser of the shareholder's redemption request. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day, although the Fund may take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and its provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Adviser or Service
Organization. You may redeem your shares by contacting your broker or investment adviser and instructing him to redeem your shares. He will then contact the Fund and place a redemption trade on your behalf. You will receive the next determined net asset value per share after receipt of such request by our broker or investment adviser. It will be the responsibility of such broker or investment adviser to transmit your redemption request to the Fund in a timely manner. A broker or investment adviser which has received any portion of a sales load or 12b-1 fee for the sale of such shares may not also receive a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares, (ii) your account number, (iii) the amount to be redeemed, (iv) the signatures of all registered owners, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Fund toll free at 1-800-737-3676. You should be prepared to give the telephone representative the following information: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available to the shareholder unless otherwise indicated by the shareholder by checking the box on the Purchase Application.

     By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank. Your instructions should include: (i) your account number, social security number or TIN and account registration, (ii) the Fund name from which you are redeeming shares, and (iii) the amount to be redeemed. Wire redemptions are available to the shareholder unless otherwise indicated by checking the box on the Purchase Application. Please attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($100 minimum, no maximum) feature is available. Checks are free and may be obtained from the Fund. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above mentioned services "Telephone, Wire and Check Writing" are not available for IRAs and trust clients of Trustmark.

     Systematic Withdrawal Plan. An owner of $25,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by shareholder redemption of the account to $500 ($250 for IRAs) or less. However, if during the 30-day notice period the shareholder purchased sufficient shares to bring the value of the account above $500 ($250 for IRAs), this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of any emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund intends to elect and to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Code. By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution or may receive such distribution in cash. If no election is made, distributions will be automatically reinvested in additional shares of the Fund. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Dividends of investment income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, including an "exempt-interest" dividend, will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amount, withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax-purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION
CAPITALIZATION

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and currently consists of six separate portfolios or series, two money market funds, one of which is described in this Prospectus, and four investment funds, which are described in a separate prospectus. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of Funds are fully paid, non-assessable and freely transferable.

     This Prospectus relates to the Consumer Service Class of the Fund's shares. The Fund also offers Institutional Class shares which are offered only to the following types of institutional investors: trusts, or investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement (except asset allocation or "wrap" accounts), Trustees of the Trust (and family members), Directors of Trustmark (and family members), employees (and family members) of Trustmark, the Distributor, Administrator, and affiliates and correspondents and any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Trustmark or its affiliates or correspondents, pursuant to a written agreement, who make an initial investment of one million dollars or more or who, at the time of purchase have a balance of one million dollars or more in the Funds. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Trust Instrument, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. The Fund may vote separately on items which affect only the Fund and each class within the Fund may vote separately on matters which affect only that class. For example, only Consumer Service Class shareholders will vote on matters related to the Fund's Distribution Plan under Rule 12b-1. See "Other Information -- Voting Rights" in the SAI.

     The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust or Fund.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and/or total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Consumer Service Class of shares may experience a lower net return on their investment than shareholders of the Institutional Class of shares because of Rule 12b-1 Plan distribution fees paid by such shareholders. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the investment income per share during a particular 7-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for the Fund may be compared to various unmanaged indices, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Furman Selz acts as the Trust's transfer agent. The Trust compensates Furman Selz, the Trust's administrator, for providing personnel and facilities to perform shareholder servicing and transfer agency related services for the Trust at a rate intended not to exceed the cost of providing such services.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust c/o Furman Selz Mutual Funds Department, 237 Park Avenue, New York, New York 10017.

     General and Account Information: (800) PERFORM (737-3676).

                                     [LOGO]

INVESTMENT ADVISER

Trustmark National Bank
348 East Capitol Street
Jackson, Mississippi 39201

SPONSOR AND ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR

Performance Funds Distributor, Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN

Trustmark National Bank
348 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

                                     [LOGO]

                            PERFORMANCE FUNDS TRUST

   A FAMILY OF MUTUAL FUNDS

U.S. TREASURY MONEY
   MARKET FUND

   CONSUMER SERVICE CLASS
   PROSPECTUS

   SEPTEMBER 27, 1996

                      [LOGO]

                   Performance Funds'
                   Investment Adviser

                            PERFORMANCE FUNDS TRUST

                      Telephone:  1-800 PERFORM (737-3676)

            STATEMENT OF ADDITIONAL INFORMATION - September 27, 1996


                             THE MONEY MARKET FUND


Performance Funds Trust (the "Trust") is an open-end, management investment company of the series type. This Statement of Additional Information ("SAI") contains information about both the "Consumer Service Class" and the "Institutional Class" of the Trust's MONEY MARKET FUND (THE "FUND"). The investment objective of the Fund is described in the Prospectus. See "The Investment Policies and Practices of the Fund."

         This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated September 27, 1996. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectus may be obtained without charge by writing to Performance Funds Distributor, Inc. ("PFD"), the Trust's distributor, at 230 Park Avenue, New York, New York 10169; or by calling the Fund at the telephone number indicated above.


                       __________________________________

                               TABLE OF CONTENTS



                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Additional Permitted Investment
         Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Rule 12b-1 Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . . 8

Calculation of Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . 11

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Shares of Beneficial Interest . . . . . . . . . . . . . . . . . . . . . . . 16

Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

                            INVESTMENT RESTRICTIONS


         The Fund is subject to the following investment restrictions, all of which are fundamental policies:

         The Fund may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) the obligations of domestic banks (for the purposes of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

         (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the Prospectus and this SAI;

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Trustees determines to be illiquid securities or assets. For purposes of this restriction, securities issued pursuant to Rule 144A may be considered to be liquid pursuant to guidelines adopted by the Board of Trustees.

         (6) acquire securities for the purpose of exercising control or management over the issues thereof; or

         (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but new investments may not be purchased while any such borrowing exists); and provided further that the Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral).

         (8) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (9) invest in shares of other open-end, management investment companies beyond the limitations of the Investment Company Act of 1940 (the "1940 Act") and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

          The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. In addition, the Fund is subject to additional diversification obligations pursuant to Rule 2a-7 under the 1940 Act.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


         Unrated Investments. The Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund and if they are purchased in accordance with the Fund's procedures adopted by the Board of Trustees in accordance with Rule 2a-7 under the 1940 Act.

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that, when a security ceases to be rated, the Board of Trustees determines that such security presents minimal credit risks, and provided further that, when a security rating is downgraded below eligible quality or no longer presents minimal credit risks, the Board of Trustees finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of S&P and Moody's are more fully described in the Appendix to this SAI.

         Letters of Credit. The Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit-backed investments.


                                   MANAGEMENT


Trustees and Officers. The trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

James H. Johnston, III, M.D., age 50, Trustee - 1421 North State Street Suite 203, Jackson, Mississippi 39202. Physician (Gastroenterologist) with Gastrointestinal Associates, P.A., Jackson, Mississippi since 1984.

John J. Pileggi, age 37, Trustee* and Principal Executive Officer - 237 Park Avenue,New York, New York 10017. Senior Managing Director, Furman Selz LLC.

James T. Mallette, age 37, Trustee*, 111 East Capitol Street, Jackson, Mississippi 39215. Attorney, Daniel Coker Horton and Bell, P.A., P.O. Box 1084, Jackson, Mississippi since July 1987. Prior thereto, Mr. Mallette was employed as Counsel with the law firm of Crockett, Neeld and Starling, Jackson, Mississippi 39201. President and Director of Rollingwood, Beautiful Association, Inc., Director of Easter Seal Society of Jackson, Mississippi, Inc.

Walter P. Neely, age 51, Ph.D., CFA, Trustee, 1701 North State Street, Jackson, Mississippi 39210. Professor and Consultant, Millsaps College, Jackson, Mississippi, since 1980. Director, KLLM Transport Systems, Jackson, Mississippi.

Charles M. Carr, age 65, Trustee - 1451 Highland Park Drive, Jackson, MS 39211. Petroleum Consultant since 1992. From 1991 to April, 1992 Managing Director at Amoco (U.K.) Exploration Co., West Gate, London, U.K.

John William Head*, age 71, Trustee, - 46 Avery Circle, Jackson, MS 39211. Retired. From 1975-1990 Executive Vice President - CEO of Southern Farm Bureau Casualty Insurance Co.

Donald Brostrom, age 37, Principal Financial and Accounting Officer. - 237 Park Avenue, New York, New York 10017. Director/Fund Services, Furman Selz LLC.

Joan V. Fiore, age 40, Secretary - 237 Park Avenue, New York, New York 10017. Managing Director and Counsel, Furman Selz LLC. Attorney with the Securities and Exchange Commission from 1986 to 1991.

Sheryl Hirschfeld, age 36, Assistant Secretary - 237 Park Avenue, New York, New York 10017. Director, Corporate Secretary Services, Furman Selz LLC, since 1994. Assistant to Corporate Secretary and General Counsel of The Dreyfus Corporation from 1982 to 1994.

         As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of trustees who are not "interested persons" of the Trust will be made by such disinterested trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

         Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table sets forth total compensation paid to Trustees for the fiscal year ended May 31, 1996. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the fiscal year ended May 31, 1996 in excess of $60,000.

                               COMPENSATION TABLE


 Name of Person, Position       Aggregate              Pension or            Estimated Annual     Total Compensation
                                Compensation from      Retirement Benefits   Benefits Upon        from Registrant and
                                the Registrant         Accrued as Part of    Retirement           Fund Complex
                                                       Fund Expenses
 John J. Pileggi                        None                    0                    N/A                  None
 Trustee and Principal
 Executive Officer

 James H. Johnston, III,               $7,833                   0                    N/A                 $7,833
 M.D.
 Trustee

 James T. Mallette                     $7,833                   0                    N/A                 $7,833
 Trustee

 Walter P. Neely, Ph.D.,               $7,833                   0                    N/A                 $7,833
 CFA, Trustee

 Charles M. Carr, Trustee*             $7,833                   0                    N/A                 $7,833

 John William Head, Trustee*           $7,833                   0                    N/A                 $7,833

______________________

*       Messrs. Carr and Head were elected as Trustees on September 6,
        1996. Amount shown represents the total compensation estimated to be paid to such person during a complete fiscal year.

         As of the date of this SAI, trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         The Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201 (the "Adviser") serves as the investment adviser to the Fund pursuant to a Master Investment Advisory Contract (the "Advisory Contract"). The Advisory Contract provides that the Adviser shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, the Adviser furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Fund.

         The Adviser has agreed to provide to the Fund, among other things, money market security and fixed-income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

         The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually, (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940
Act) or by the Trust's Board of Trustees and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         For the advisory services it provides to the Fund Trustmark may receive fees based on average daily net assets up to the following annualized rates: The Money Market Fund, 0.30%.

         For the period September 30, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996 Trustmark was entitled to and waived advisory fees as listed below:

                             The Money Market Fund

                                         1994          1995             1996
                                         ----          ----             ----
 Trustmark Entitled                      $188,396       $640,105        $1,151,421
 Trustmark Waived                        $188,396       $525,439          $782,328

         Trustmark National Bank also serves as custodian for the Fund. See "Custodian." Furman Selz serves as the Funds' transfer agent and provides certain administrative, shareholder servicing and fund accounting services for the Fund.

         Counsel has advised the Trust that the Adviser should be able to perform the services contemplated by the Advisory Contract with the Trust, the Prospectus and this SAI, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser or its Affiliates from continuing to perform, in whole or in part, such services. If the Adviser were prohibited from performing the services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

         Administrator. The Trust has retained Furman Selz LLC as administrator on behalf of the Fund. Under the Administration Agreements with the Trust, the Administrator, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Adviser.

        For the period September 30, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Administrator was entitled to receive fees totaling $94,198, $320,053 and $575,832 respectively, and waived $94,198, $242,643 and $352,869, respectively, from the Money Market Fund pursuant to the Fund's Administration Agreement with Furman Selz.

         Expense Limitation. Currently, California is the only state imposing limitations on the expenses of the Fund. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets. If in any fiscal year expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administration fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, Furman Selz and Trustmark will reimburse the Funds for a portion of the excess with Trustmark paying 60% and Furman Selz the remaining 40% of the excess.

                          RULE 12B-1 DISTRIBUTION PLAN


         As described in the Prospectus, the Trust has adopted, for the Consumer Service Class of the Fund, a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Distribution Plan was adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the 1940 Act) of the Trust and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

         Under the Distribution Plan, the Fund may, with respect to its Consumer Service Class, reimburse the Distributor monthly subject to a limit of 0.35% per annum for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Class. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Fund. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

         The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the trustees of the Trust and the Qualified Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by the Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

         For the period September 30, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Consumer Service Class of the Money Market Fund paid $1,459, $5,740 and $26,694, respectively, pursuant to the Fund's Distribution Plan.


                              CALCULATION OF YIELD


         As indicated in the Prospectus, the Fund may advertise certain yield information.

         Current yield for the Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

         Based on the seven day period ended May 31, 1996, the seven day yield of the Consumer Service and Institutional Class Shares of the Money Market was 2.85% and 5.10%, respectively.

         Effective yield for the Fund will be calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

         Effective Yield = [[Base Period Return + 1]365/7]-1.

         The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

         From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds, or as a comparison with other money market funds rated by Donohue's Money Fund Report, a reporting service on mutual funds.

         The Fund's comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

         The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.


                        DETERMINATION OF NET ASSET VALUE


         Net asset value per share for the Fund is determined by the Administrator of the Fund on each day the New York Stock Exchange is open for trading.

         As indicated under "Fund Share Valuation" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 13 months or less and invest only in Eligible Securities determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                             PORTFOLIO TRANSACTIONS


         The Trust has no obligation to deal with any broker/dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         The Adviser may, in circumstances in which two or more broker/dealers are in a position to offer comparable results for a

Fund portfolio transaction, give preference to a broker/dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contract, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker/dealers through which the Adviser places securities transactions for the Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Fund. In so allocating portfolio transactions, the Adviser may, in compliance with
Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker/dealer would have charged for effecting the same transaction.

         Purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase obligations from underwriting syndicates of which the Distributor (or its affiliate) is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

         The Fund did not pay any brokerage commissions for the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

         Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because the portfolio securities will in most cases be held to maturity and will not be resold. Also, it is not anticipated that the Fund will incur brokerage commissions in connection with any of its portfolio transactions.


                              FEDERAL INCOME TAXES


         The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

         Qualification by the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; (b) the Fund derives less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; options, futures or forward contracts on foreign currencies), or foreign currencies(or options, futures or forward contracts on foreign currencies)but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principle business of investing in stock or securities (or options and futures with respect to stock or securities thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

         Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

         For this purpose, any income or gain retained by the Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

         A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

         Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

        Foreign Shareholders Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.


                         SHARES OF BENEFICIAL INTEREST


         The Trust consists of multiple investment portfolios or funds, each of which is comprised of two classes of shares -- the "Institutional Class" and the "Consumer Service Class." When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term

"majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

         As of September 12, 1996, the following were five percent or greater shareholders of the Fund:


                                                                    Consumer
         Trust for Mississippi Baptist Medical Center                                                     5.82%
         1225 N State Street
         Jackson, MS  39202-2002

         W.G. Yates & Sons Cons. Co.                                                                 11.40%
         P.O. Box 456
         Philadelphia, PA  39350-0455

         St. Dominic Jackson Memorial Hospital                                                       15.15%
         969 Lakeland Drive
         Jackson, MS  39216-4602



                                                                  Institutional
         Harmon & Co.                                                                                       85.60%
         c/o Trustmark National Bank
         Trust Department
         P.O. Box 291
         Jackson, MS  39205-0291

         First Union National Bank                                                                          14.13%
         401 South Tryon Street
         Charlotte, NC 28202

                                 OTHER MATTERS


         The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                                   CUSTODIAN


         Trustmark also acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Trustmark receives an asset-based fee and transaction charges.

         For the period September 30, 1993 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Money Market Fund paid $25,119, $83,988 and $153,662 to the Custodian.

                                    EXPERTS


         Price Waterhouse LLP has been selected as the independent accountants for the Trust. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York, 10036.


                              FINANCIAL STATEMENTS

         Financial Statements for the Fund as of May 31, 1996 and for the period then ended including the Report of Price Waterhouse LLP independent accountants, are incorporated by reference.

         APPENDIX



         The following is a description of the ratings by Moody's and Standard & Poor's.

MOODY'S INVESTORS SERVICE, INC.

                 Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

                 A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                 B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                 Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                 Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                 C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                 Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         (1)     An application for rating was not received or accepted.

         (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         (3) There is a lack of essential data pertaining to the issue or issuer.

         (4) The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

                 Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                 Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

STANDARD & POOR'S CORPORATION

                 AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Corporation ("S&P"). Capacity to pay interest and repay principal is extremely strong.

                 AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                 A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

                 BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                 BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

                 C1: The rating C1 is reserved for income bonds on which no interest is being paid.

                 D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                 Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                            PERFORMANCE FUNDS TRUST
                      Telephone:  1-800 PERFORM (737-3676)


            STATEMENT OF ADDITIONAL INFORMATION - September 27, 1996


                     THE SHORT TERM GOVERNMENT INCOME FUND
                  THE INTERMEDIATE TERM GOVERNMENT INCOME FUND
                                THE EQUITY FUND


         Performance Funds Trust (the "Trust") is an open-end, management investment company of the series type. This Statement of Additional Information ("SAI") contains information about both the "Consumer Service Class" and the "Institutional Class" of three of the Trust's investment portfolios--THE SHORT TERM GOVERNMENT INCOME FUND (THE "SHORT TERM FUND"), THE INTERMEDIATE TERM GOVERNMENT INCOME FUND (THE "INTERMEDIATE FUND") (THE SHORT TERM FUND AND THE INTERMEDIATE FUND ARE TOGETHER REFERRED TO HEREIN AS THE "GOVERNMENT INCOME FUNDS") AND THE EQUITY FUND (THE "EQUITY FUND") (each, a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are described in the Prospectus. See "The Investment Policies of the Funds."

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated September 27, 1996. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectus may be obtained without charge by writing to Performance Funds Distributor, Inc. ("PFD"), the Trust's distributor, at 230 Park Avenue, New York, New York 10169; or by calling the Funds at the telephone number indicated above.



                        ________________________________

                                            TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .    1

Additional Permitted Investment Activities  . . . . . . . . . . . . . . .    3

Management Of The Funds . . . . . . . . . . . . . . . . . . . . . . . . .    8

Rule 12b-1 Distribution Plan  . . . . . . . . . . . . . . . . . . . . . .   12

Calculation Of Yield And Total Return . . . . . . . . . . . . . . . . . .   13

Determination Of Net Asset Value  . . . . . . . . . . . . . . . . . . . .   15

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .   16

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .   17

Shares Of Beneficial Interest . . . . . . . . . . . . . . . . . . . . . .   21

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   24

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

                            INVESTMENT RESTRICTIONS


        The Funds are subject to the following investment restrictions, all of which are fundamental policies:

        None of the Funds may:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

         (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Funds may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the Prospectus and this SAI;

         (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or make short sales of securities;

         (4) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Funds' investment program may be deemed to be an underwriting;

         (5) invest more than 15% of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Trustees determines to be illiquid securities or assets. For purposes of this restriction, securities issued pursuant to Rule 144A may be considered to be liquid pursuant to guidelines adopted by the Board of Trustees;

         (6) acquire securities for the purpose of exercising control or management over the issuers thereof;

         (7) issue senior securities or otherwise borrow, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but new investments may not be purchased while any such borrowing exists); and provided further that a Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral);

         (8) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (9) invest in shares of other open-end, management investment companies, beyond the limitations of the Investment Company Act of 1940 (the "1940 Act") and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; or

         (10) lend its portfolio securities if, as a result, the aggregate of such loans exceeds 5% of the value of a Fund's total assets.

         No Fund may, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         Unrated Investments. Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund in accordance with procedures adopted by the Board of Trustees.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. The ratings of S&P and Moody's are more fully described in the Appendix to this SAI.

         Lending of Securities.   Each Fund may lend its portfolio securities
to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that
(a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 5% of the value of a Fund's total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

         Letters of Credit. Each Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser are of investment quality comparable to other permitted investments of such Fund may be used for letter of credit-backed investments.

         Interest Rate Futures Contracts and Options Thereon. The Government Income Funds may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time a Government Income Fund enters into a futures transaction, it is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures which is continually "marked-to-market."

         The Government Income Funds may engage only in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by such Funds; (ii) the purchase of the designated debt securities underlying the futures contract when such Funds hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) activities that are incidental to a Government Income Fund's activities in the cash market in which such a Fund has determined to invest. If the market moves favorably after a Government Income Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

         The Government Income Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Government Income Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

         An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period.
Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

         Investment in Bond Options by the Government Income Funds. The Government Income Funds may purchase put and call options and write covered put and call options on securities in which each such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         The Government Income Funds may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Government Income Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Government Income Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian.

         The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Government Income Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Government Income Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Government Income Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Government Income Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Government Income Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the- money. Pending resolution of the issue, the Government Income Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Equity Fund may enter into stock index futures contracts and may purchase and sell options thereon.

         There are several risks in connection with the use by the Equity Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Equity Fund will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in the Adviser's judgment, have a significant correlation with movements in the prices of the Equity Fund's portfolio securities sought to be hedged.

         Successful use of the index futures by the Equity Fund for hedging purposes is also subject to the Equity Fund's ability to predict correctly movements in the direction of the market. It is possible that, where the Equity Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Equity Fund's portfolio may decline. If this occurs, the Equity Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the Equity Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Equity Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Equity Fund will lose part or all of the benefit of the increased value of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Equity Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

         Options on Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Additional Limitations on Futures Contracts and Related Options. In order to comply with undertakings made by the Trust pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Government Income Funds and the Equity Fund will each use interest rate and stock index futures contracts and options thereon, respectively, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures contract or option thereon that will be used as part of a portfolio management strategy and that is incidental to such Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1), the "underlying commodity value" (the size of the contract or option multiplied by its current settlement price) of each such long position will not at any time exceed the sum of:

         (1) The value of short-term United States debt obligations or other United States dollar-denominated high quality short term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on such contract or option;

         (2) Unrealized appreciation on such contract or option held at the broker; and

         (3) Cash proceeds from existing investments due in not more than 30 days.

         No Fund will enter into interest rate futures contracts and options thereon for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options it has entered into; provided, however, that the "in-the-money" amount of an option that was "in-the-money" at the time of purchase will be excluded in computing such 5%.

         Risks Involving Futures Transactions. Transactions by the Funds in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund's incurring larger losses than would otherwise be the case.

                            MANAGEMENT OF THE FUNDS

         Trustees and Officers. The trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

John J. Pileggi, Age 37, Trustee and Principal Executive Officer* - 237 Park Avenue, New York, New York 10017. Senior Managing Director, Furman Selz LLC.

Charles M. Carr, age 65, Trustee - 1451 Highland Park Drive, Jackson, MS 39211. Petroleum Consultant since 1992. From 1991 to April, 1992 Managing Director at Amoco (U.K.) Exploration Co., West Gate, London, U.K.

John William Head*, age 71, Trustee, - 46 Avery Circle, Jackson, MS 39211. Retired. From 1975-1990 Executive Vice President - CEO of Southern Farm Bureau Casualty Insurance Co.

James H. Johnston, III, M.D., Age 50, Trustee - 1421 North State Street, Suite 203, Jackson, Mississippi 39202. Physician (Gastroenterologist) with Gastrointestinal Associates, P.A., Jackson, Mississippi since 1984.

James T. Mallette, Age 37, Trustee*, 111 East Capitol Street, Jackson, Mississippi 39215. Attorney, Daniel Coker Horton and Bell, P.A., P.O. Box 1084, Jackson, Mississippi since July 1987. Prior thereto, Mr. Mallette was employed as Counsel with the law firm of Crockett, Neeld and Starling, Jackson, Mississippi 39201. President and Director of Rollingwood Beautiful Association, Inc., Director of Easter Seal Society of Jackson, Mississippi, Inc.

Walter P. Neely, Age 51, Trustee, Ph.D., CFA, 1701 North State Street, Jackson, Mississippi 39210. Professor and Consultant, Millsaps College, Jackson, Mississippi, since 1980. Director, KLLM Transport Systems, Jackson, Mississippi.

Donald Brostrom, Age 37, Principal Financial and Accounting Officer - 237 Park Avenue, New York, New York 10017. Director/Fund Services, Furman Selz LLC.

Joan V. Fiore, Age 40, Secretary - 237 Park Avenue, New York, New York 10017. Managing Director and Counsel, Furman Selz LLC. Attorney with the Securities and Exchange Commission from 1986 to 1991.

Sheryl Hirschfeld, Age 36, Assistant Secretary - 237 Park Avenue, New York, New York 10017. Director, Corporate Secretary Services, Furman Selz LLC since 1994. Assistant to Corporate Secretary and General Counsel of The Dreyfus Corporation, 1982-1994.

         As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of trustees who are not "interested persons" of the Trust will be made by such disinterested trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

         Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table sets forth total compensation paid to Trustees for the fiscal year ended May 31, 1996. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the fiscal year ended May 31, 1996 in excess of $60,000.


                               COMPENSATION TABLE


 Name of Person, Position       Aggregate              Pension or            Estimated Annual     Total Compensation
                                Compensation from      Retirement Benefits   Benefits Upon        From Registrant and
                                the Registrant         Accrued as Part of    Retirement           Fund Complex
                                                       Fund Expenses
 John J. Pileggi                        None                    0                    N/A                   None
 Trustee and Principal
 Executive Officer

 James H. Johnston, III,               $7,833                   0                    N/A                 $7,833
 M.D.
 Trustee

 James T. Mallette                     $7,833                   0                    N/A                 $7,833
 Trustee

 Walter P. Neely, Ph.D.,               $7,833                   0                    N/A                 $7,833
 CFA, Trustee

 Charles M. Carr, Trustee*             $7,833                   0                    N/A                 $7,833

 John William Head, Trustee*           $7,833                   0                    N/A                 $7,833

______________________

* Messrs. Carr and Head were elected as Trustees on September 6, 1996. Amount shown represents the total compensation estimated to be paid to such person during a complete fiscal year.

         As of the date of this SAI, trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         The Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201 (the "Adviser") serves as the investment adviser to each of the Funds pursuant to a Master Investment Advisory Contract (the "Advisory Contract"). The Advisory Contract provides that the Adviser shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contract, the Adviser furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund.

         The Adviser has agreed to provide to the Funds, among other things, money market security and fixed income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

         The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually, (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940
Act) or by the Trust's Board of Trustees and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         For the advisory services it provides to the Funds Trustmark may receive fees based on average daily net assets up to the following annualized rates: Short Term Fund, 0.40%; the Intermediate Fund, 0.50%; the Equity Fund, 0.60%.

         For the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996, Trustmark was entitled to and waived advisory fees as listed below:


                                                   TRUSTMARK                               TRUSTMARK
                                                   ENTITLED                                 WAIVED
                                       ----------------------------------      ----------------------------------
                                         1994         1995         1996          1994         1995         1996
                                       --------     --------     --------      --------     --------     --------
       The Short Term Government
       Income Fund                     $536,429     $423,452     $449,285      $ 67,055     $ 31,838     $  6,868

       The Intermediate Term
       Government Income Fund           868,024      701,678      396,037       260,408      157,708       38,724


       The Equity Fund                  671,658      570,256      750,188       167,919      123,672      125,235

         Trustmark National Bank also serves as custodian for each of the Funds. See "Custodian." Furman Selz serves as the Funds' transfer agent and provides certain administrative, shareholder servicing and fund accounting services for each Fund.

         Counsel has advised the Trust that the Adviser should be able to perform the services contemplated by the Advisory Contract with the Trust, the Prospectus and this SAI, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser or its Affiliates from continuing to perform, in whole or in part, such services. If the Adviser was prohibited from performing the services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

         Administrator. The Trust has retained Furman Selz as administrator on behalf of each of its Funds. Under the Administration Agreements with the Trust, the Administrator, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Adviser.

         For the fiscal year ended May 31, 1994, the Administrator earned fees totalling $201,161, $260,407, and $167,917 from the Short Term Fund, the Intermediate Fund, and the Equity Fund, respectively, pursuant to each Fund's Administration Agreement with Furman Selz.

         For the fiscal year ended May 31, 1995, the Administrator earned fees totalling $158,805, $210,503, and $142,564 from the Short Term Fund, the Intermediate Term Fund, and the Equity Fund, respectively, pursuant to each Fund's Administration Agreement with Furman Selz.

         For the fiscal year ended May 31, 1996, the Administrator earned fees totalling $168,550, $119,104, and $187,486 from the Short Term Fund, the Intermediate Term Fund, and the Equity Fund, respectively, pursuant to each Fund's Administration Agreement with Furman Selz.

        Expense Limitation. Currently, California is the only state imposing limitations on the expenses of the Funds. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets. If in any fiscal year expenses of the Funds (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Funds imposed by the securities regulations of any state, Furman Selz and Trustmark will reimburse the Fund for a portion of the excess with Trustmark paying 60% and Furman Selz the remaining 40% of the excess.

                          RULE 12B-1 DISTRIBUTION PLAN

         As described in the Prospectus, the Trust has adopted, for the Consumer Service Class of each of the Funds, a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Distribution Plan was adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the 1940 Act) of the Trust and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

         Under the Distribution Plan, each Fund may, with respect to its Consumer Service Class, reimburse the Distributor monthly (subject to a limit of 0.35% per annum of the average daily net assets of each Fund's Consumer Service Class) for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Class. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Funds. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

         The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the trustees of the Trust and the Qualified Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

         For the fiscal year ended May 31, 1994, the Consumer Service Class of the Short Term Fund, the Intermediate Fund, and the Equity Fund paid $1,884, $8,726 and $11,664, respectively, pursuant to each Fund's Distribution Plan.

         For the fiscal year ended May 31, 1995, the Consumer Service Class of the Short Term Fund, the Intermediate Term Fund, and the Equity Fund paid $1,853, $8,108 and $12,349, respectively, pursuant to each Fund's Distribution Plan.

         For the fiscal year ended May 31, 1996, the Consumer Service Class of the Short Term Fund, the Intermediate Term Fund, and the Equity Fund paid $2,396, $8,087 and $15,946, respectively, pursuant to each Fund's Distribution Plan.

                     CALCULATION OF YIELD AND TOTAL RETURN

        Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1+T)    = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

        As indicated in the Prospectus, the Funds may advertise certain yield information.

        Yield for the Government Income Funds will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[((a-b)/cd+1)6-1]

where a = hypothetical dividends and interest earned during the 30-day period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of each of such Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in such Funds' net investment income for this purpose. For purposes of sales literature, such Funds' yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

        Based on the thirty day period ended May 31, 1996 ("30-day base period") the 30 day yield for the Consumer Service Class and the Institutional Class of the Short Term Fund was 5.22% and 5.47%, respectively, and the 30 day yield for the Consumer Service Class and the Institutional Class of the Intermediate Fund was 5.76% and 6.03%, respectively.

        The average annual total return information for Consumer Service Class for the periods indicated below is as follows:

 Short Term Government Income Fund                        Total Return
 ---------------------------------                        ------------
 One year ended May 31, 1996                              4.38%
 3-year                                                   3.88%
 Inception (6/1/92) to May 31, 1996                       4.57%

 Intermediate Term Government Income Fund
 ----------------------------------------
 One year ended May 31, 1996                              2.40%
 3-year                                                   3.77%
 Inception (6/1/92) to May 31, 1996                       5.91%

 Equity Fund
 -----------
 One year ended May 31, 1996                              28.42%
 3-year                                                   14.96%
 Inception (6/1/92) to May 31, 1996                       14.82%

                 The average annual total return information for the Institutional Class for the periods indicated below is as follows:

 Short Term Government Income Fund                        Total Return
 ---------------------------------                        ------------
 One year ended May 31, 1996                              4.65%
 3-year                                                   4.14%
 Inception (6/1/92) to May 31, 1996                       4.79%

 Intermediate Term Government Income Fund
 ----------------------------------------
 One year ended May 31, 1996                              2.66%
 3-year                                                   4.03%
 Inception (6/1/92) to May 31, 1996                       6.13%

 Equity Fund
 -----------
 One year ended May 31, 1996                              28.73%
 3-year                                                   15.24%
 Inception (6/1/92) to May 31, 1996                       15.06%

         The yield or total return for each Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund.

         In addition, investors should recognize that changes in the net asset values of shares of a Fund will affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield or total return of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

         From time to time, the Trust may quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds.

         The Funds' comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

         The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.


                        DETERMINATION OF NET ASSET VALUE

        Net asset value per share for each Fund is determined by the Administrator of the Funds on each day the New York Stock Exchange is open for trading.

        Securities of the Funds for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in

60 days or less, the valuations are based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Board of Trustees.

         With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                             PORTFOLIO TRANSACTIONS

        The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through which the Adviser places securities transactions for a Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Funds. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

         Except in the case of equity securities purchased by the Equity Fund, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor (or its affiliate) is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

         Purchases and sales of equity securities for the Equity Fund typically are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Equity Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser will generally seek reasonably competitive spreads or commissions, the Equity Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

         For the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996 the Short Term Fund and the Intermediate Fund did not pay any brokerage commissions. During the same periods the Equity Fund paid $235,377, $354,214 and $50,303 respectively, in brokerage commissions.

         Portfolio Turnover. The portfolio turnover rate for the Government Income Funds generally is not expected to exceed 250%. The portfolio turnover rate for the Equity Fund is not expected to exceed 100%. The portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal year ended May 31, 1996, the portfolio turnover rates for the Short-Term Government Income Fund, the Intermediate Term Government Income Fund and the Equity Fund were 120%, 183% and 6%, respectively.

                              FEDERAL INCOME TAXES

        The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

        Qualification by a Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; (b) a Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and foreign currencies (including options, futures or forwards thereon) not directly related to the Fund's business of investing in stock or securities, thereon held for less than three months; and (c) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. A Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

        Under the Code, a nondeductible excise tax of 4%, is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

        For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

        A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

        It is anticipated that a portion of the dividends paid by the Equity Fund will qualify for the dividends-received deduction available to corporations. The Equity Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Fund's taxable year. The dividends paid by the other Funds are not expected to qualify. Pending tax law proposals may affect the dividends received deduction.

        If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the Extent such previous sales loads so not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

        Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

        If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that each Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

        The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by a Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code
Section 988 may also apply to forward contracts.  Under

Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

        Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest.
Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

        Foreign Shareholders Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

        Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisers with respect to such rules.

                         SHARES OF BENEFICIAL INTEREST

        The Trust consists of multiple separate portfolios or funds, including the Funds. Each Fund is comprised of two classes of shares -- the "Institutional Class" and the "Consumer Service Class." When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (II) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

        The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

        Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        As of September 12, 1996, the following were five percent or greater shareholders of the Funds:

                                Short Term Fund

  Institutional Class
  Harman & Co.                                                                                        98.49%
  c/o Trustmark National Bank
  Trust Department
  P.O. Box 291
  Jackson, MS  39205-0291

  Consumer Service Class

  Donaldson Lufkin Jenrette                                                                           41.55%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  Aldine Lampton Wallace-Trust                                                                         6.42%
  c/o Arch Dalrymple III
  P.O. Box 210
  Amory, MS 38821-0210

                               Intermediate Fund

  Institutional Class
  Harman & Co.                                                                                        99.09%
  c/o Trustmark National Bank
  Trust Department
  P.O. Box 291
  Jackson, MS  39205-0291

  Consumer Service Class

  Donaldson, Lufkin Jenrette                                                                          23.70%
  Securities Corporation, Inc.
  P.O. Box 2052
  Jersey City, NJ  07303-2052

  Cheryl E. Sizemore                                                                                   6.21%
  130 Highway 217
  Tijeras, NM  87059-7803

                                  Equity Fund

  Institutional Class
  Harman & Co.                                                                                        92.88%
  c/o Trustmark National Bank
  Trust Department
  P.O. Box 291
  Jackson, MS  39205-0291

  First American Trust Co.                                                                             5.38%
  421 North Main Street
  Santa Ana, CA  92701

                               OTHER INFORMATION

         The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                                   CUSTODIAN

         Trustmark also acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Trustmark receives an asset-based fee and transaction charges.

         For the fiscal year ended May 31, 1994, the Short Term Fund, the Intermediate Fund and the Equity Fund paid $60,238, $51,723 and $26,520, respectively, to the Custodian.

         For the fiscal year ended May 31, 1995, the Short Term Fund, the Intermediate Term Fund and the Equity Fund paid $42,348, $56,134, and $37,704, respectively, to the Custodian.

         For the fiscal year ended May 31, 1996, the Short Term Fund, the Intermediate Term Fund and the Equity Fund paid $44,947, $31,761, and $49,996, respectively, to the Custodian.

                                    EXPERTS

        Price Waterhouse LLP serves as the independent accountants for the Trust. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York 10036.

                              FINANCIAL STATEMENTS

                 Financial Statements for the Funds as of May 31, 1996 and for the period then ended including the Report of Price Waterhouse LLP, independent accountants, are incorporated by reference.

                                    APPENDIX


         The following is a description of the ratings by Moody's and S&P to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation. S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades. S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            PERFORMANCE FUNDS TRUST

                      Telephone:  1-800 PERFORM (737-3676)

            STATEMENT OF ADDITIONAL INFORMATION - September 27, 1996

                              MID CAP GROWTH FUND


         Performance Funds Trust (the "Trust") is an open-end, management investment company of the series type. This Statement of Additional Information ("SAI") contains information about both the "Consumer Service Class" and the "Institutional Class" of one of the Trust's investment portfolios--THE MID CAP GROWTH FUND (THE "FUND"). The investment objective of the Fund is described in the Prospectus. See "The Investment Policies of the Fund."

         This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated September 27, 1996. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectus may be obtained without charge by writing to Performance Funds Distributor, Inc. ("PFD"), the Trust's distributor, at 230 Park Avenue, New York, New York 10169; or by calling the Fund at the telephone number indicated above.



                        ________________________________

                               TABLE OF CONTENTS



                                                                                                                 Page
                                                                                                                 ----
           Investment Restrictions............................................................................     1
           Additional Permitted Investment Activities.........................................................     2
           Management of the Fund.............................................................................     5
           Rule 12b-1 Distribution Plan.......................................................................     9
           Calculation of Yield and Total Return..............................................................    10
           Determination of Net Asset Value...................................................................    12
           Portfolio Transactions.............................................................................    13
           Federal Income Taxes...............................................................................    14
           Shares of Beneficial Interest......................................................................    18
           Other Information..................................................................................    19
           Custodian..........................................................................................    19
           Experts............................................................................................    20
           Financial Statements...............................................................................    20
           Appendix...........................................................................................    21

                            INVESTMENT RESTRICTIONS

         The Fund is subject to the following investment restrictions, all of which are fundamental policies:

         The Fund may not:

(1) Invest more than 15% of the market value of its total net assets in illiquid investments including repurchase agreements maturing in more than seven days;

(2) Invest more than 25% of the value of its total assets in any particular industry;

(3) Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

(4) Make loans or lend fund securities of value exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions;

(5) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 3 above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 10% of total net assets;

(6) Invest in shares of other open-end, management investment companies, beyond the limitations of the Investment Company Act of 1940 (the "1940 Act") and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition;

(7) Act as an underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

(8) Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

(9)      Purchase securities while borrowings exceed 5% of its total assets;

(10)     Purchase or acquire commodities or commodity contracts;

(11) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(12) Participate on a joint, or a joint and several, basis in any securities trading account; or

(13)     Invest in companies for the purpose of exercising control.

                 If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's investment securities will not be considered a violation of the Fund's restrictions.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

                 The material relating to the risk factors pertaining to the securities invested in by the Fund set forth in the Prospectus is herein incorporated by reference. The following discussion is additional disclosure that supplements the Prospectus.

Mid Cap Common Stocks

                 Investing in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the Standard & Poor's Fortune 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-cap companies have a more defined organizational structure and a plan for management succession. Finally, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.

Investments in Warrants and Rights

                 Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities

                 The Fund may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See the Appendix for an explanation of different rating categories.

                 In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

                 The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Investments in Small, Unseasoned Companies

                 The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

Corporate Reorganizations

                 The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

                 In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

                 In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" specified by the Internal Revenue Code of 1986, as amended ("the Code"). (See the Prospectus, "Dividends, Distributions and Federal Income Taxes"). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code.

Repurchase Agreements

                 The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreements will always be less than one year. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of the total net assets of the Fund would be so invested.

                             MANAGEMENT OF THE FUND

         Trustees and Officers. The trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

John J. Pileggi, age 37, Trustee and Principal Executive Officer* - 237 Park
         Avenue, New York, New York 10017. Senior Managing Director, Furman Selz LLC.

James H. Johnston, III, M.D., age 50, Trustee - 1421 North State Street, Suite
         203, Jackson, Mississippi 39202. Physician (Gastroenterologist) with Gastrointestinal Associates, P.A., Jackson, Mississippi since 1984.

James T. Mallette, age 37, Trustee*, 111 East Capitol Street, Jackson,
         Mississippi 39215. Attorney, Daniel Coker Horton and Bell, P.A., P.O. Box 1084, Jackson, Mississippi since July 1987. Prior thereto, Mr. Mallette was employed as Counsel with the law firm of Crockett, Neeld and Starling, Jackson, Mississippi 39201. President and Director of Rollingwood Beautiful Association, Inc., Director of Easter Seal Society of Jackson, Mississippi, Inc.

Walter P. Neely, age 51, Trustee, Ph.D., CFA, 1701 North State Street, Jackson,
         Mississippi 39210. Professor and Consultant, Millsaps College, Jackson, Mississippi, since 1980. Director, KLLM Transport Systems, Jackson, Mississippi.

Charles M. Carr, age 65, Trustee - 1451 Highland Park Drive, Jackson, MS
      39211. Petroleum Consultant since 1992. From 1991 to April, 1992 Managing Director at Amoco (U.K.) Exploration Co., West Gate, London, U.K.

John William Head*, age 71, Trustee - 46 Avery Circle, Jackson, MS  39211.
      Retired. From 1975-1990 Executive Vice President - CEO of Southern Farm Bureau Casualty Insurance Co.

Donald Brostrom, age 37, Principal Financial and Accounting Officer - 237 Park
      Avenue, New York, New York 10017.  Director/Fund Services, Furman Selz
      LLC.

Joan V. Fiore, age 40, Secretary - 237 Park Avenue, New York, New York 10017.
      Managing Director and Counsel, Furman Selz LLC. Attorney with the Securities and Exchange Commission from 1986 to 1991.

Sheryl Hirschfeld, age 36, Assistant Secretary - 237 Park Avenue, New York, New
      York 10017. Director, Corporate Secretary Services, Furman Selz LLC since 1994. Assistant to Corporate Secretary and General Counsel of The Dreyfus Corporation, 1982 to 1994.

        As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of trustees who are not "interested persons" of the Trust will be made by such disinterested trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

        Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

        The following table sets forth total compensation paid to Trustees for the fiscal year ended May 31, 1996. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the fiscal year ended May 31, 1996 in excess of $60,000.

                               COMPENSATION TABLE


 Name of Person, Position       Aggregate              Pension or            Estimated Annual     Total Compensation
                                Compensation from      Retirement Benefits   Benefits Upon        From Registrant and
                                the Registrant         Accrued as Part of    Retirement           Fund Complex
                                                       Fund Expenses
 John J. Pileggi                        None                    0                    N/A          None
 Trustee and Principal
 Executive Officer

 James H. Johnston, III,               $7,833                   0                    N/A          $7,833
 M.D.
 Trustee

 James T. Mallette                     $7,833                   0                    N/A          $7,833
 Trustee

 Walter P. Neely, Ph.D.,               $7,833                   0                    N/A          $7,833
 CFA, Trustee

 Charles M. Carr, Trustee*             $7,833                   0                    N/A          $7,833

 John William Head, Trustee*           $7,833                   0                    N/A          $7,833

______________________

*        Messrs. Carr and Head were elected as Trustees on September 6, 1996.
         Amount shown represents the total compensation estimated to be paid to such person during a complete fiscal year.

        As of the date of this SAI, trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

        The Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201 (the "Adviser") serves as the investment adviser to the Fund pursuant to a Master Investment Advisory Contract (the "Advisory Contract"). The Advisory Contract provides that the Adviser shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, the Adviser furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Fund.

        The Adviser has agreed to provide to the Fund, among other things, money market security and fixed-income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

        The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually, (i) by the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Trust's Board of Trustees and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

        For the advisory services it provides to the Fund, Trustmark may receive fees based on average daily net assets up to an annualized rate of 0.75%.

        Trustmark National Bank also serves as custodian for the Fund. See "Custodian." Furman Selz serves as the Fund's transfer agent and provides certain administrative, shareholder servicing and fund accounting services for the Fund.

        Counsel has advised the Trust that the Adviser should be able to perform the services contemplated by the Advisory Contract with the Trust, the Prospectus and this SAI, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser or its Affiliates from continuing to perform, in whole or in part, such services. If the Adviser was prohibited from performing the services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

        For the period February 24, 1994 (commencement of operations) through May 31, 1994, Trustmark was entitled to advisory fees of $59,505 and waived advisory fees of $59,131.

        For the fiscal years ended May 31, 1995 and May 31, 1996, Trustmark National Bank was entitled to advisory fees of $304,754 and $468,219 and waived advisory fees of $105,004 and $94,055.

        Administrator. The Trust has retained Furman Selz LLC as administrator on behalf of the Fund. Under the Administration Agreement with the Trust, the Administrator, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Adviser.

        For the period February 24, 1994 (commencement of operations) through May 31, 1994, the Administrator was entitled to administrative fees of $11,901 and waived administrative fees of $4,007.

         For the fiscal years ended May 31, 1995 and May 31, 1996, the Administrator earned fees totaling $60,908 and $93,541.

         Expense Limitations. Currently, California is the only state imposing limitations on the expenses of the Fund. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets. If in any fiscal year expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, Furman Selz and Trustmark will reimburse the Fund for a portion of the excess with Trustmark paying 60% and Furman Selz the remaining 40% of the excess.

                          RULE 12b-1 DISTRIBUTION PLAN

        As described in the Prospectus, the Trust has adopted, for the Consumer Service Class of the of the Fund, a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Distribution Plan was adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the 1940 Act) of the Trust and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

        Under the Distribution Plan, the Fund may, with respect to its Consumer Service Class, reimburse the Distributor monthly (subject to a limit of 0.35% per annum of the average daily net assets of the Fund's Consumer Service Class) for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Class. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Fund. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

        The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the trustees of the Trust and the Qualified Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by the Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

        For the period February 24, 1994 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Consumer Service Class of the Fund paid $13, $402 and $1,426 respectively, pursuant to the Fund's Distribution Plan.

                     CALCULATION OF YIELD AND TOTAL RETURN

        Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1+T)    = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

        As indicated in the Prospectus, the Fund may advertise certain yield information.

        Yield for the Fund will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((a-b)/cd+1)6 - 1]

where a = hypothetical dividends and interest earned during the 30-day period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of such Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in such Fund's net investment income for this purpose. For purposes of sales literature, such Fund's yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

        Based on the thirty day period ended May 31, 1996 ("30-day base period") the 30 day yield for the Consumer Service Class and the Institutional Class of the Fund was 0.79% and 1.04%, respectively.

        The average annual total return for the Consumer Service Class and Institutional Class shares of the Fund for the one year period ended May 31, 1996 was 32.76% and 33.06%, respectively. The average annual total return for the Consumer Service Class and the Institutional Class shares of the Fund from inception (February 24, 1994) to May 31, 1996 was 19.46% and 19.73%,
respectively.

        The yield or total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

        In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield or total return of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

        From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds.

        The Fund's comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

         The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.


                        DETERMINATION OF NET ASSET VALUE

        Net asset value per share for the Fund is determined by the Administrator of the Fund on each day the New York Stock Exchange is open for trading.

        Securities for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices.
Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Board of Trustees.

        With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for the Fund's portfolio transactions, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contract, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through which the Adviser places securities transactions for the Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Fund. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

         Purchases and sales of equity securities for the Fund typically are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

         During the period February 24, 1994 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Fund paid $134,794, $96,911 and $115,918, respectively, in brokerage commissions.

         Portfolio Turnover. During the fiscal year ended May 31, 1996, the Fund's portfolio turnover rate was 28%. The portfolio turnover rate for the Fund is not expected to exceed 200%.

                              FEDERAL INCOME TAXES

        The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

        Qualification by the Fund as a "regulated investment company" under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and foreign currencies (including options, futures or forwards thereon) not directly related to the Fund's business of investing in stock or securities, held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

        Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

        For this purpose, any income or gain retained by the Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

        A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

        It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations. The Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Fund's taxable year. Pending tax law proposals may affect the dividends received deduction.

        If a shareholder exchanges or otherwise disposes of shares of the Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of the Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales loads do not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

        Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

        If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

        The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code
Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

        Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

        Foreign Shareholders Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

        Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisers with respect to such rules.

                         SHARES OF BENEFICIAL INTEREST

        The Trust consists of multiple separate portfolios or funds, including the Fund. The Fund is comprised of two classes of shares -- the "Institutional Class" and the "Consumer Service Class." When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approval of the Advisory Contract is a matter to be determined separately by the Fund. Approval by the shareholders of one Performance Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Performance Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

        The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

        Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        As of September 12, 1996, the following were five percent or greater shareholders of the Fund:

                                         Institutional
 Harman & Co.                                                                                   99.62%
 c/o Trustmark National Bank
 Trust Department
 P.O. Box 291
 Jackson, MS  39205-0291

                                            Consumer
 Donald Lufkin Jenrette                                                                         5.73%
 Securities Corporation
 P.O. Box 2052
 Jersey City, NJ 07303-2052

                               OTHER INFORMATION

        The Trust's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   CUSTODIAN

        Trustmark also acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Trustmark receives an asset-based fee and transaction charges.

        For the period February 24, 1994 (commencement of operations) through May 31, 1994 and for the fiscal years ended May 31, 1995 and May 31, 1996, the Mid Cap Fund paid $3,107, $16,129 and $24,944, respectively, to the Custodian.

                                    EXPERTS

        Price Waterhouse LLP has been selected as the independent accountants for the Trust. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York 10036.

                              FINANCIAL STATEMENTS

        Financial Statements for the Fund as of May 31, 1996 and for the period then ended including the Report of Price Waterhouse LLP, independent accountants, are incorporated by reference.

         APPENDIX



         The following is a description of the ratings by Moody's and Standard & Poor's.

MOODY'S INVESTORS SERVICE, INC.

                 Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

                 A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                 B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                 Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                 Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                 C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                 Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

                 Should no rating be assigned, the reason may be one of the following:

         (1)     An application for rating was not received or accepted.

         (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         (3) There is a lack of essential data pertaining to the issue or issuer.

         (4) The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

        Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

STANDARD & POOR'S CORPORATION

                 AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Corporation ("S&P"). Capacity to pay interest and repay principal is extremely strong.

                 AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                 A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

                 BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                 BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

                 C1: The rating C1 is reserved for income bonds on which no interest is being paid.

                 D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                 Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                            PERFORMANCE FUNDS TRUST

                           TELEPHONE:  (800) 524-2276

            STATEMENT OF ADDITIONAL INFORMATION - SEPTEMBER 30, 1996

                      THE U.S. TREASURY MONEY MARKET FUND


         Performance Funds Trust (the "Trust") is an open-end, management investment company of the series type. This statement of Additional Information ("SAI") contains information about both the "Consumer Service Class" and the "Institutional Class" of the Trust's U.S. Treasury Money Market Fund (the "Fund") investment portfolio. The investment objective of the Fund is described in the Prospectus. See "The Investment Policies of the Fund."

         This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated September 30, 1996. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectus may be obtained without charge by writing to Performance Funds Distributor, Inc. ("PFD"), the Trust's distributor, at 230 Park Avenue, New York, New York 10169; or by calling the Fund at the telephone number indicated above.





                               _________________

                               TABLE OF CONTENTS


                                                                    Page
                                                                    ----

Investment Restrictions . . . . . . . . . . . . . . . . . .           1
Management  . . . . . . . . . . . . . . . . . . . . . . . .           3
Rule 12b-1 Distribution Plan  . . . . . . . . . . . . . . .           7
Calculation of Yield and Total Return . . . . . . . . . . .           9
Determination of Net Asset Value  . . . . . . . . . . . . .          12
Portfolio Transactions  . . . . . . . . . . . . . . . . . .          14
Federal Income Taxes  . . . . . . . . . . . . . . . . . . .          15
Shares of Beneficial Interest . . . . . . . . . . . . . . .          17
Other Matters . . . . . . . . . . . . . . . . . . . . . . .          19
Custodian . . . . . . . . . . . . . . . . . . . . . . . . .          19
Experts . . . . . . . . . . . . . . . . . . . . . . . . . .          19

                            INVESTMENT RESTRICTIONS

         The Fund is subject to the following investment restrictions, all of which are fundamental policies:

         The Fund may not:

         (1) borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

         (2)     make loans, except loans of portfolio securities;

         (3) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (I) obligations of the United States Government, its agencies or instrumentalities, and (ii) the obligations of domestic banks (for the purposes of this restriction domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

         (4) purchase or sell real estate other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the prospectus and this SAI;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;


         (7) invest more than 15% of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Trustees determines to be illiquid securities or assets. For purposes of this restriction, securities issued pursuant to Rule 144A may be considered to be liquid pursuant to guidelines adopted by the Board of Trustees;

         (8) acquire securities for the purpose of exercising control or management over the issues thereof;


         (9) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but new investments may not be purchased while any such borrowing exists); and provided further that the Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral);

         (10) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; or

         (11)    invest in shares of other investment companies.

         The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. In addition, the Fund is subject to diversification obligations pursuant to Rule 2a-7 under the 1940 Act.

                                   MANAGEMENT

         Trustees and Officers. The trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The trustees who are deemed to be an "interested person" of the Trust for purposes of the Act are marked with an asterisk "*".


John J. Pileggi, age 37, Trustee and Principal Executive Officer - 237 Park Avenue, New York, New York 10017. Senior Managing Director, Furman Selz LLC.

Charles M. Carr, age __, Trustee - 1451 Highland Park Drive, Jackson MS  39211.

John William Head, age 71, Trustee - 46 Avery Circle, Jackson, MS  39211.

James H. Johnston, III, M.D., age 49, Trustee - 1421 North State Street, Suite 203, Jackson, Mississippi 39202. Physician (Gastroenterologist) with Gastrointestinal Associates, P.A., Jackson, Mississippi since 1984.

James T. Mallette, age 37, Trustee*, - 111 East Capitol Street, Jackson, Mississippi 39215. Attorney, Daniel Coker Horton and Bell, P.A., P.O. Box 1084, Jackson, Mississippi since July 1987. Prior thereto, Mr. Mallette was employed as Counsel with the law firm of Crockett, Neeld and Starling, Jackson, Mississippi 39201. President and Director of Rollingwood Beautiful Association, Inc., Director of Easter Seal Society of Jackson, Mississippi, Inc.

Walter P. Neely, Ph.D., CFA, age 51, Trustee, - 1701 North State Street, Jackson, Mississippi 39210. Professor and Consultant, Millsaps College, Jackson, Mississippi, since 1980. Director, KLLM Transport Systems, Jackson, Mississippi.

Donald Brostrom, age 37, Principal Financial and Accounting Officer - 237 Park Avenue, New York, New York 10017. Director/Fund Services, Furman Selz LLC.

Joan V. Fiore, age 40, Secretary - 237 Park Avenue, New York, New York 10017. Managing Director and Counsel, Furman Selz LLC. Attorney with the Securities and Exchange Commission from 1986 to 1991.

Sheryl Hirschfeld, age 36, Assistant Secretary - 237 Park Avenue, New York, New York 10017. Director, Corporate Secretary Services, Furman Selz LLC since 1994. Assistant to Corporate Secretary and General Counsel of The Dreyfus Corporation, 1982-1994.


         As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of trustees who are not "interested persons" of the Trust will be made by such disinterested trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

         Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


        The following table sets forth total compensation paid to Trustees for the fiscal year ended May 31, 1996. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the fiscal year ended May 31, 1996 in excess of $60,000.

                               COMPENSATION TABLE


 Name of Person, Position       Aggregate                Pension or Retirement   Estimated Annual     Total Compensation
                                Compensation from the    Benefits Accrued as     Benefits Upon        From Registrant and
                                Registrant               Part of Fund Expenses   Retirement           Fund Complex
 John J. Pileggi                         None                      0                     N/A                  None
 Trustee and Principal
 Executive Officer

 James H. Johnston, III,                $7,833                     0                     N/A                 $7,833
 M.D.
 Trustee

 James T. Mallette                      $7,833                     0                     N/A                 $7,833
 Trustee

 Walter P. Neely, Ph.D.,                $7,833                     0                     N/A                 $7,833
 CFA, Trustee

 Charles M. Carr, Trustee*              $7,833                     0                     N/A                 $7,833

 John William Head, Trustee*            $7,833                     0                     N/A                 $7,833

______________________

*        Messrs. Carr and Head were elected as Trustees on September 6th.
         Amount shown represents the total compensation estimated to be paid to such person during a complete fiscal year.


         As of September 15, 1996, there no shareholders of the Fund each of whom owned at least 5% of the shares outstanding.

         As of the date of this SAI, trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         The Adviser. Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39201 (the "Adviser") serves as the investment adviser to the Fund pursuant to a Master Investment Advisory Contract (the "Advisory Contract"). The Advisory Contract provides that the Adviser shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, the Adviser furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Fund.


         The Adviser has agreed to provide to the Fund, among other things, money market security and fixed-income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.


         The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually, (I) by the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Trust's Board of Trustees and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


         Trustmark National Bank also serves as custodian for the Fund. See "Custodian." The Trust serves as its own transfer agent on behalf of the Fund and Furman Selz provides certain administrative, shareholder servicing and fund accounting services for the Fund.


         Counsel has advised the Trust that the Adviser should be able to perform the services contemplated by the Advisory Contract with the Trust, the Prospectus and this SAI, without violation of the Glass-Steagall Act. Such counsel have pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser or its Affiliates from continuing to perform, in whole or in part, such services. If the Adviser were prohibited from performing the services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


         Administrator. The Trust has retained Furman Selz LLC as administrator on behalf of the Fund. Under the Administration Agreement with the Trust, the Administrator, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Adviser.

         Currently, California is the only state imposing limitations on the expenses of the Fund. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets. If in any fiscal year expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, Furman Selz and Trustmark will reimburse the Fund for a portion of the excess with Trustmark paying 60% and Furman Selz the remaining 40% of the excess.

                          RULE 12b-1 DISTRIBUTION PLAN

         As described in the prospectus, the Trust has adopted, for the Consumer Service Class of the Fund, a Distribution Plan under Section 12(b) of the 1940 Act and Rule l2b-1 thereunder (the "Rule"). The Distribution Plan was adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the 1940 Act) of the Trust and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

         Under the Distribution Plan, the Fund may, with respect to its Consumer Service Class, reimburse the Distributor monthly (subject to a limit of 0.25% per annum of the average daily net assets of the Fund's Consumer Service Class for the first six months of Fund operations and up to 0.35% per annum thereafter of the Fund's Consumer Service Class) for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Class. These costs and expenses include: (I) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees,
(iv) costs of printing prospectuses and other materials to be given or sent to prospective investors and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Fund. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payment to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

         The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the trustees of the Trust and the Qualified Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by the Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

                     CALCULATION OF YIELD AND TOTAL RETURN

         As noted in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("EV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:

         P(1+T)n=EV

         In addition, as indicated in the Prospectus, the Fund may also, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales loads that would have been paid by an investor, or based on the assumption that a sales load other than the maximum load (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         As indicated in the Prospectus, the Funds may advertise certain yield information.

         Current yield for the Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

         Effective yield for the Fund will be calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven[, and each class of shares for the Fixed Income and subtracting one from the result. Yield for the Funds will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD 2[((a-b)/cd+l)(6)-l], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income for this purpose. For purposes of sales literature, the Fund's yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

         The yield or total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.





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
         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield or total return of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

         From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a comparison with other money market funds rated by Donohue's Money Fund Report, a reporting service on mutual funds.

         The Fund's comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

         The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Determination of Net Asset Value."


         Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


         The Board of Trustees has agreed, as a particular responsibility within the overall duty of care owed to the Fund's investors, to establish procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees at such intervals as they deem appropriate, to determine whether the Fund's net assert value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined by the Board of Trustees.

         The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 and 1% the Board of Trustees will consider promptly what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing investors, they have agreed to take such corrective action as they regard as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contract, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through which the Adviser places securities transactions for the Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Fund. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

         Purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase obligations from underwriting syndicates of which the Distributor (or its affiliate) is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.


         Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because the portfolio securities will in most cases be held to maturity and will not be resold. Also, it is not anticipated that the Fund will incur brokerage commissions in connection with any of its portfolio transactions.


                              FEDERAL INCOME TAXES

         The prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

         Qualification by the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code", requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and foreign currencies (including options, futures or forwards thereon) not directly related to the Fund's business of investing in stock or securities, thereon held for less than three months; and (C) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (I) at least 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.

         Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (I) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long term and short term) for the one year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (I) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and
(ii) any amount on which the regulated investment company pays income tax for the year.

         For this purpose, any income or gain retained by the Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

         A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

         Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

                         SHARES OF BENEFICIAL INTEREST

         Performance Funds Trust consists of shares representing interests in six investment portfolios or Funds, including the Fund. The Fund, in turn, is comprised of two classes of shares - the "Institutional Class" and the "Consumer Service Class." When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of any of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund or class means the vote of the lesser of (I) 67% of the shares of the Fund or class represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (I) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(C) of the 1940 Act.

         Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

                                 OTHER MATTERS

         The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   CUSTODIAN

         Trustmark also acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Trustmark receives an asset-based fee and transaction charges.

                                    EXPERTS

         Price Waterhouse LLP has been selected as the independent accountants for the Trust. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York 10036.